         General                                            POLICY NUMBER:
        American
  LIFE INSURANCE COMPANY                                    17,000,001
  13045 TESSON FERRY RD.
ST. LOUIS, MISSOURI 63128                                     INSURED:

                                                            John Doe



               PENSION FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                 PARTICIPATING

Flexible Premiums are payable during the lifetime of the Insured to Attained Age 100. If the Insured dies while this policy is in force, we will pay the policy proceeds to the beneficiary. We must receive proof of the Insured's death. The policy must also be surrendered to us after death occurs. Any payment will be subject to all of the provisions and conditions on this and the following pages of this policy.

THE AMOUNT OF THE DEATH BENEFIT OR THE DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE UNDER THE CONDITIONS DESCRIBED ON PAGES 4.01 AND 4.02.

THE POLICY'S CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION.

THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT WILL BE CREDITED WITH INTEREST AT A MINIMUM GUARANTEED RATE AS SHOWN ON THE POLICY SPECIFICATIONS PAGE. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE GENERAL ACCOUNT CASH VALUE PROVISION.

                            RIGHT TO EXAMINE POLICY

Please read this policy. You may return this policy to us or to the agent through whom it was purchased within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

This policy is a legal contract between the policyowner and General American. PLEASE READ YOUR CONTRACT CAREFULLY. This cover sheet provides only a brief outline of some of the important features of your policy. This cover sheet is not the complete insurance contract and only the actual policy provisions will control. The policy itself sets forth, in detail, the rights and obligations of both you and your insurance company. IT IS, THEREFORE, IMPORTANT THAT YOU READ YOUR POLICY.

Signed for the company at its Home Office, St. Louis, Missouri 63128. (1-800-638-9294)



    /s/ Robert J. Banstetter                     /s/ Richard A. Liddy
     V.P., GENERAL COUNSEL                        CHAIRMAN, PRESIDENT
         AND SECRETARY                                  AND CEO





100019                              0.01
(6/98)

                       ALPHABETIC GUIDE TO YOUR CONTRACT


Page
3.07  Addition, Deletion or Substitution
        of Investments
4.04  Allocation of Net Premiums
3.04  Assignments
6.09  Basis of Computation
3.02  Beneficiary
6.06  Cash Surrender Value
6.02  Cash Values
4.02  Change in Contract Type
4.02  Change in Face Amount
3.05  Change of Insured
3.04  Change of Owner or Beneficiary
3.05  Claims of Creditors
3.04  Conformity with Statutes
4.01  Death Benefit
3.01  Definitions
6.01  Dividends
6.01  Dividend Options
6.02  General Account Cash Value
6.03  General Account Interest Rate
4.04  Grace Period
3.05  Incontestability
7.01  Interest on Proceeds
3.01  Issue Date
6.05  Loan Account Cash Value

Page
6.01  Loans
3.05  Misstatement of Age and
        Corrections
6.05  Monthly Cost of Insurance
6.06  Monthly Deduction
6.06  Monthly Policy Charge
6.04  Net Investment Factor
4.03  Net Premium
3.02  Owner
6.07  Partial Withdrawals
7.01  Payment of Policy Benefits
4.03  Payment of Premiums
4.02  Policy Changes
4.01  Policy Proceeds
6.09  Postponement of Payments
        or Transfers
4.05  Reinstatement
3.04  Requests for Changes and/or
        Information
6.03  Separate Account Cash Value
3.06  Separate Account Provisions
3.04  Statements in Application
3.05  Suicide Exclusion
6.07  Surrender
3.07  Transfers

Additional Benefit Riders, Modifications and Amendments, if any, and a Copy of the Application are found following the final section.

                           NOTICE OF ANNUAL MEETING

The annual meeting for the election of directors and the transaction of other business for General American Mutual Holding Company is held each year at its Home Office in St. Louis, Missouri. This meeting is at 11:00 a.m. on the fourth Thursday in April. General American Mutual Holding Company is a mutual company owned by its members. Each member is entitled to vote at such elections and to participate in such meetings.


100019                              0.02
(6/98)

1.    POLICY SPECIFICATIONS

                         GENERAL POLICY SPECIFICATIONS

INSURED                                            [JOHN DOE]
POLICY NUMBER                                    [17,000,001]
ISSUE DATE                                  [JANUARY 1, 1998]
FACE AMOUNT                                         [$50,000]
CONTRACT TYPE                                      [OPTION A]
INSURED AGE                                              [35]
SEX                                                    [MALE]
RISK CLASSIFICATION                                 [STANDARD
                                                      SMOKER]

INITIAL PREMIUM PAID                                [$722.50]
PLANNED ANNUAL PREMIUM                              [$722.50]
MINIMUM INITIAL ANNUAL PREMIUM AMOUNT               [$722.50]
QUALIFIED ROLLOVER PREMIUM                            [$0.00]
TARGET PREMIUM                                      [$415.00]
TARGET PREMIUM (BASE ONLY)                          [$415.00]
NO LAPSE ANNUAL PREMIUM                             [$722.50]
NO LAPSE PREMIUM DATE                       [JANUARY 1, 2003]
PREMIUM TAX CHARGE                                       [2%]
FEDERAL TAX CHARGE                                     [1.3%]
MAXIMUM PERCENT OF PREMIUM CHARGE -
   1st YEAR:  UP TO TARGET PREMIUM                      [15%]
              ABOVE TARGET PREMIUM                       [5%]
              QUALIFIED ROLLOVER PREMIUM                 [0%]
   YEARS 2-10                                            [5%]
   YEARS 11+                                             [2%]




FORM               BENEFITS -    AS SPECIFIED IN POLICY
NUMBERS                          AND IN ANY RIDER

                  POLICY PLAN:     PENSION FLEXIBLE PREMIUM
                                   VARIABLE LIFE INSURANCE


100019
11214
11215
11216
11217
103017
104011
106009
00783




11214                               1.01

2. POLICY SPECIFICATIONS


GENERAL ACCOUNT CASH VALUE
   GUARANTEED INTEREST RATE                                                [4%]
GENERAL ACCOUNT MAXIMUM
   ALLOCATION PERCENT                                                    [100%]
GENERAL ACCOUNT MAXIMUM
   WITHDRAWAL PERCENT LIMIT                                               [25%]
MAXIMUM MONTHLY COST OF
   INSURANCE FACTOR                                                 [1.0032737]
MAXIMUM DAILY MORTALITY AND
EXPENSE RISK PERCENTAGE:
   YEARS 1-10                                                      [0.0015027%]
   YEARS 11-20                                                     [0.0012301%]
   YEARS 21+                                                       [0.0009572%]
MAXIMUM ANNUAL MORTALITY AND EXPENSE
RISK PERCENTAGE:
   YEARS 1-10                                                           [0.55%]
   YEARS 11-20                                                          [0.45%]
   YEARS 21+                                                            [0.35%]
MAXIMUM MONTHLY POLICY CHARGE:
   1ST YEAR                                                            [$25.00]
   YEARS 2+                                                             [$6.00]
MAXIMUM SELECTION AND ISSUE
   EXPENSE CHARGE RATE:
   YEARS 1-10                                                           [$1.04]
   YEARS 11+                                                               [$0]
MINIMUM FACE AMOUNT                                                   [$50,000]
MINIMUM FACE AMOUNT INCREASE                                           [$2,000]
MINIMUM FACE AMOUNT DECREASE                                           [$2,000]
MAXIMUM FEE FOR PROJECTION OF                                          [$25.00]
   BENEFITS AND VALUES
MAXIMUM TRANSFER CHARGE                                                [$25.00]
GUARANTEED INTEREST RATE ON                                              [4.0%]
   PROCEEDS
7702 TABLE                                            [1980 CSO MORTALITY TABLE
                                                           B FOR A MALE SMOKER,
                                                          AGE NEAREST BIRTHDAY]
BASIS OF COMPUTATION OF MINIMUM                       [1980 CSO MORTALITY TABLE
   CASH VALUES                                             B FOR A MALE SMOKER,
                                                          AGE NEAREST BIRTHDAY]


IF THE INITIAL PREMIUM PAID AND SUBSEQUENT PREMIUMS PROVE TO BE TOO LOW, COVERAGE PROVIDED BY THIS POLICY MAY CEASE.



11214                               1.02

                                                     SURRENDER CHARGE SCHEDULE


INSURED:                                    JOHN DOE                POLICY NUMBER:                      17,000,001
FACE AMOUNT:                                $100,000                COVERAGE:                                PFPVL
TARGET PREMIUM (Base Only):                  $415.00                EFFECTIVE DATE:                JANUARY 1, 1998


                             MAXIMUM                                                                    MAXIMUM
POLICY                      SURRENDER                                     POLICY                       SURRENDER
MONTH                         CHARGE                                      MONTH                          CHARGE

1-60                         45.00%                                         91                           24.17%
 61                          44.58%                                         92                           23.33%
 62                          44.17%                                         93                           22.50%
 63                          43.75%                                         94                           21.67%
 64                          43.33%                                         95                           20.83%
 65                          42.92%                                         96                           20.00%
 66                          42.50%                                         97                           19.17%
 67                          42.08%                                         98                           18.33%
 68                          41.67%                                         99                           17.50%
 69                          41.25%                                        100                           16.67%
 70                          40.83%                                        101                           15.83%
 71                          40.42%                                        102                           15.00%
 72                          40.00%                                        103                           14.17%
 73                          39.17%                                        104                           13.33%
 74                          38.33%                                        105                           12.50%
 75                          37.50%                                        106                           11.67%
 76                          36.67%                                        107                           10.83%
 77                          35.83%                                        108                           10.00%
 78                          35.00%                                        109                            9.17%
 79                          34.17%                                        110                            8.33%
 80                          33.33%                                        111                            7.50%
 81                          32.50%                                        112                            6.67%
 82                          31.67%                                        113                            5.83%
 83                          30.83%                                        114                            5.00%
 84                          30.00%                                        115                            4.17%
 85                          29.17%                                        116                            3.33%
 86                          28.33%                                        117                            2.50%
 87                          27.50%                                        118                            1.67%
 88                          26.67%                                        119                            0.83%
 89                          25.83%                                        120                            0.00%
 90                          25.00%

11215

                                        TABLE OF GUARANTEED MONTHLY COST OF INSURANCE RATES
                                                        RATES ARE PER $1,000


COVERAGE:                                      PFPVL                INSURED:                              JOHN DOE
POLICY NUMBER:                            17,000,001                ISSUE DATE:                    JANUARY 1, 1998


ATTAINED AGE                  RATE                  ATTAINED AGE          RATE              ATTAINED AGE          RATE
    35                        0.21                       57               1.38                   79                8.33
    36                        0.22                       58               1.49                   80                8.93
    37                        0.24                       59               1.61                   81                9.59
    38                        0.26                       60               1.74                   82               10.34
    39                        0.29                       61               1.89                   83               11.17
    40                        0.31                       62               2.06                   84               12.08
    41                        0.35                       63               2.26                   85               13.01
    42                        0.38                       64               2.47                   86               13.98
    43                        0.41                       65               2.70                   87               14.92
    44                        0.45                       66               2.94                   88               15.98
    45                        0.50                       67               3.19                   89               17.00
    46                        0.54                       68               3.45                   90               18.12
    47                        0.58                       69               3.71                   91               19.30
    48                        0.63                       70               4.01                   92               20.57
    49                        0.69                       71               4.34                   93               22.12
    50                        0.75                       72               4.71                   94               24.11
    51                        0.81                       73               5.14                   95               27.07
    52                        0.89                       74               5.62                   96               31.75
    53                        0.97                       75               6.14                   97               39.81
    54                        1.06                       76               6.68                   98               54.78
    55                        1.16                       77               7.22                   99               83.33
    56                        1.27                       78               7.76                  100+               0.00


THESE RATES ARE FOR THE BASE POLICY AT ISSUE. THEY ARE BASED ON THE 1980 COMMISSIONERS STANDARD ORDINARY MORTALITY TABLE B.



11216

                                            DEATH BENEFIT OPTION C ATTAINED AGE FACTORS


COVERAGE:                                      PFPVL                INSURED:                              JOHN DOE
POLICY NUMBER:                            17,000,001                ISSUE DATE:                    JANUARY 1, 1998


ATTAINED                                              ATTAINED                               ATTAINED
  AGE                          RATE                     AGE                RATE                AGE                  RATE
    35                        3.67420                    57               1.93238                79               1.28216
    36                        3.55599                    58               1.88611                80               1.26673
    37                        3.44206                    59               1.84176                81               1.25191
    38                        3.33253                    60               1.79915                82               1.23774
    39                        3.22731                    61               1.75825                83               1.22426
    40                        3.12638                    62               1.71910                84               1.21157
    41                        3.02959                    63               1.68175                85               1.19969
    42                        2.93702                    64               1.64626                86               1.18847
    43                        2.84831                    65               1.61261                87               1.17781
    44                        2.76338                    66               1.58074                88               1.16743
    45                        2.68194                    67               1.55043                89               1.15737
    46                        2.60401                    68               1.52156                90               1.14729
    47                        2.52921                    69               1.49387                91               1.13708
    48                        2.45744                    70               1.46730                92               1.12647
    49                        2.38854                    71               1.44180                93               1.11517
    50                        2.32242                    72               1.41745                94               1.10299
    51                        2.25895                    73               1.39434                95               1.08974
    52                        2.19812                    74               1.37255                96               1.07546
    53                        2.13992                    75               1.35210                97               1.06025
    54                        2.08433                    76               1.33301                98               1.04418
    55                        2.03131                    77               1.31512                99               1.02648
    56                        1.98070                    78               1.29825               100+              1.01000




11217


                                    1. DEFINITIONS IN THIS POLICY

WE, US AND OUR                      GENERAL AMERICAN LIFE INSURANCE COMPANY.

YOU AND YOUR                        THE OWNER OF THIS POLICY. THE OWNER MAY BE SOMEONE OTHER THAN THE INSURED.

                                    IN THE APPLICATION THE WORDS "YOU" AND "YOUR" REFER TO THE PROPOSED INSURED
                                    PERSON(S).

INSURED                             THE PERSON WHOSE LIFE IS INSURED UNDER THIS POLICY. SEE THE POLICY
                                    SPECIFICATIONS PAGE.

ISSUE AGE                           THE AGE OF THE INSURED AS OF HIS OR HER NEAREST BIRTHDAY TO THE ISSUE DATE.

ATTAINED AGE                        THE ISSUE AGE PLUS THE NUMBER OF COMPLETED POLICY YEARS. THIS INCLUDES ANY PERIOD DURING
                                    WHICH THIS POLICY WAS LAPSED.

ISSUE DATE                          THE EFFECTIVE DATE OF THE COVERAGE UNDER THIS POLICY WHICH IS THE ISSUE DATE SHOWN
                                    ON THE POLICY SPECIFICATIONS PAGE. IT IS ALSO THE DATE FROM WHICH POLICY
                                    ANNIVERSARIES, POLICY YEARS, AND POLICY MONTHS ARE MEASURED.

INVESTMENT                          THE DATE THE FIRST PREMIUM IS APPLIED TO THE GENERAL ACCOUNT AND/OR THE DIVISIONS
START DATE                          OF SEPARATE ACCOUNT ELEVEN. THIS DATE WILL BE THE LATER OF:

                                    -        THE ISSUE DATE OF THE POLICY; OR

                                    -        THE DATE WE RECEIVE THE FIRST PREMIUM AT OUR HOME OFFICE.

MONTHLY                             THE SAME DATE IN EACH SUCCEEDING MONTH AS THE ISSUE DATE EXCEPT THAT WHENEVER THE
ANNIVERSARY                         MONTHLY ANNIVERSARY FALLS ON A DATE OTHER THAN A VALUATION DATE, THE MONTHLY
                                    ANNIVERSARY WILL BE DEEMED THE NEXT VALUATION DATE. IF ANY MONTHLY ANNIVERSARY
                                    WOULD BE THE 29TH, 30TH, OR 31ST DAY OF A MONTH THAT DOES NOT HAVE THAT NUMBER OF
                                    DAYS, THEN THE MONTHLY ANNIVERSARY WILL BE THE LAST DAY OF THAT MONTH.

GENERAL ACCOUNT                     THE ASSETS HELD BY US, EXCLUDING ANY LOANS, OTHER THAN THOSE ALLOCATED TO THE
                                    DIVISIONS OF SEPARATE ACCOUNT ELEVEN OR ANY OTHER SEPARATE ACCOUNT.

SEPARATE ACCOUNT                    SEPARATE ACCOUNT ELEVEN, A SEPARATE INVESTMENT ACCOUNT CREATED BY US TO RECEIVE AND
                                    INVEST NET PREMIUMS RECEIVED FOR THIS POLICY OR OTHER POLICIES.

LOAN ACCOUNT                        THE ACCOUNT TO WHICH WE WILL TRANSFER FROM THE GENERAL ACCOUNT AND THE DIVISIONS OF
                                    SEPARATE ACCOUNT ELEVEN THE AMOUNT OF ANY POLICY LOAN.

LOAN SUBACCOUNT                     A LOAN SUBACCOUNT EXISTS FOR THE GENERAL ACCOUNT AND EACH DIVISION OF SEPARATE
                                    ACCOUNT ELEVEN. ANY CASH VALUE TRANSFERRED TO THE LOAN ACCOUNT WILL BE ALLOCATED TO
                                    THE APPROPRIATE LOAN SUBACCOUNT TO REFLECT THE ORIGIN OF THE CASH VALUE. AT ANY
                                    POINT IN TIME, THE LOAN ACCOUNT WILL EQUAL THE SUM OF ALL THE LOAN SUBACCOUNTS.

VALUATION DATE                      EACH DAY THAT THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING, WE ARE OPEN FOR
                                    BUSINESS AND THE SEC HAS NOT RESTRICTED TRADING OR DECLARED AN EMERGENCY.

SEC                                 THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.


103017                              3.01
(6/98)



                                    2. PERSONS WITH AN INTEREST IN THE POLICY

OWNER                               THE OWNER OF THIS POLICY IS AS SHOWN IN THE APPLICATION OR IN ANY SUPPLEMENTAL
                                    AGREEMENT ATTACHED TO THIS POLICY, UNLESS LATER CHANGED AS PROVIDED IN THIS POLICY.
                                    IF THERE IS MORE THAN ONE OWNER AT A GIVEN TIME, ALL MUST EXERCISE THE RIGHTS OF
                                    OWNERSHIP BY JOINT ACTION. OWNERSHIP MAY BE CHANGED IN ACCORDANCE WITH THE CHANGE
                                    OF OWNER OR BENEFICIARY PROVISION.

                                    YOU, AS OWNER, ARE ENTITLED TO EXERCISE ALL OWNERSHIP RIGHTS PROVIDED BY THIS
                                    POLICY, WHILE IT IS IN FORCE. ANY PERSON WHOSE RIGHTS OF OWNERSHIP DEPEND UPON SOME
                                    FUTURE EVENT WILL NOT POSSESS ANY PRESENT RIGHTS OF OWNERSHIP. IF THE OWNER IS A
                                    TRUSTEE(S), WE MAY ACT IN RELIANCE UPON THE WRITTEN REQUEST OF ANY TRUSTEE AND WE
                                    ARE NOT RESPONSIBLE FOR PROPER ADMINISTRATION OF THE TRUST. UNLESS OTHERWISE
                                    PROVIDED, THE FINAL OWNER WILL BE THE ESTATE OF THE LAST OWNER TO DIE.

BENEFICIARY                         THE BENEFICIARY TO RECEIVE THE PROCEEDS IN THE EVENT OF THE INSURED'S DEATH IS
                                    AS SHOWN IN THE APPLICATION OR IN ANY SUPPLEMENTAL AGREEMENT ATTACHED TO THIS
                                    POLICY, UNLESS LATER CHANGED AS PROVIDED IN THE POLICY. YOU MAY CHANGE THE
                                    BENEFICIARY IN ACCORDANCE WITH THE CHANGE OF OWNER OR BENEFICIARY PROVISION. UNLESS
                                    OTHERWISE STATED, THE BENEFICIARY HAS NO RIGHTS IN THIS POLICY BEFORE THE DEATH OF
                                    THE INSURED. IF THERE IS MORE THAN ONE BENEFICIARY AT THE DEATH OF THE INSURED, EACH
                                    WILL RECEIVE EQUAL PAYMENTS UNLESS OTHERWISE PROVIDED. UNLESS YOU PROVIDE OTHERWISE,
                                    IF A BENEFICIARY DIES PRIOR TO THE INSURED'S DEATH, THAT BENEFICIARY'S SHARE WILL BE
                                    PAID TO THE LIVING BENEFICIARIES OF THAT CLASS. THE DECEASED BENEFICIARY'S SHARE
                                    WILL BE PAID IN THE SAME PROPORTION AS THE LIVING BENEFICIARIES' SHARES. IF THERE
                                    ARE NO BENEFICIARIES LIVING WHEN THE INSURED DIES, OR AT THE END OF ANY COMMON
                                    DISASTER PERIOD, THE PROCEEDS (COMMUTED IF REQUIRED) WILL BE PAYABLE TO YOU, IF YOU
                                    ARE LIVING, OR TO YOUR ESTATE.

                                    ANY PAYMENT WE MAKE WILL TERMINATE OUR LIABILITY WITH RESPECT TO SUCH PAYMENT. IF
                                    THE INSURED DESIGNATES SPECIFIC AMOUNTS TO BE PAID TO SPECIFIC BENEFICIARIES AND
                                    THE TOTAL OF THOSE AMOUNTS IS OTHER THAN THE AMOUNT OF PROCEEDS PAYABLE, THE
                                    PROCEEDS PAYABLE WILL BE ADJUSTED AND PAID IN THE SAME PROPORTION AS THE SPECIFIC
                                    AMOUNTS WERE TO BE PAID.

                                    ANY TERM USED IN THE MASCULINE, FEMININE, SINGULAR OR PLURAL, WILL INCLUDE OR BE
                                    THE OPPOSITE GENDER OR NUMBER WHERE NECESSARY.

                                    IF ANY BENEFICIARY DESIGNATION IN THE APPLICATION INCLUDES ANY OF THE FOLLOWING
                                    PROVISIONS, THE TERMS OF THAT PROVISION SHOWN BELOW WILL APPLY:

                                    1.       PER STIRPES. THE SHARE OF A DECEASED BENEFICIARY WILL BE PAID TO THAT
                                             BENEFICIARY'S SURVIVING CHILDREN, EQUALLY.

                                    2.       COMMON DISASTER. WE WILL NOT MAKE PAYMENT UNTIL THE STATED NUMBER OF DAYS
                                             AFTER THE INSURED'S DEATH. IF ANY BENEFICIARY DIES DURING THIS PERIOD,
                                             OR IF THE ORDER OF DEATH OF ANY BENEFICIARY AND THE INSURED CANNOT BE
                                             DETERMINED, WE WILL PAY AS THOUGH SUCH BENEFICIARY DIED FIRST.


                                    3.       TRUST FOR MINOR BENEFICIARY. THE ORIGINAL OR SUCCESSOR TRUSTEE FOR A MINOR
                                             BENEFICIARY WILL SERVE WITHOUT BOND AND EXERCISE ALL RIGHTS AND RECEIVE
                                             ALL PROCEEDS FOR THE MINOR BENEFICIARY. SUCH PROCEEDS WILL BE HELD IN A
                                             SEPARATE TRUST AND USED AT THE TRUSTEE'S DISCRETION FOR SUCH MINOR'S
                                             EDUCATION, SUPPORT, CARE AND GENERAL WELFARE. THE TRUST WILL TERMINATE
                                             AT THE LEGAL AGE OF MAJORITY OR PRIOR DEATH OF THE MINOR BENEFICIARY.
                                             ANY FUNDS THEN HELD BY THE TRUSTEE WILL BE PAID IN ONE SUM TO SUCH
                                             BENEFICIARY OR THE BENEFICIARY'S ESTATE. THE TRUST CAN BE REVOKED BY A
                                             CHANGE OF BENEFICIARY UNDER THE POLICY. PAYMENT TO ANY TRUSTEE WILL
                                             DISCHARGE US TO THE EXTENT OF SUCH PAYMENT.


103017                              3.02
(6/98)



                                    4.       TRUST UNDER WILL. WHEN WE RECEIVE AT OUR HOME OFFICE:

                                             A)  CERTIFIED COPIES OF THE LAST WILL AND TESTAMENT OF THE NAMED TESTATOR;
                                                 AND

                                             B)  THE ORDER ADMITTING THE WILL TO PROBATE; AND IF SUCH WILL CREATED A
                                                 TRUST CAPABLE OF RECEIVING PROCEEDS;

                                             THEN WE WILL PAY THE PROCEEDS TO THE TRUSTEE.

                                             IF, BEFORE WE RECEIVE THESE DOCUMENTS, SATISFACTORY PROOF IS FURNISHED
                                             THAT:

                                             A)  THE TESTATOR DIED INTESTATE; OR

                                             B)  THE WILL CREATED NO TRUST CAPABLE OF RECEIVING PROCEEDS; OR

                                             C)  THE TESTATOR WAS NOT THE INSURED, BUT SURVIVED THE INSURED;

                                             THEN WE WILL PAY THE PROCEEDS TO YOU, UNLESS OTHERWISE PROVIDED.

                                             IF WE PAY UNDER ANY OF THESE CONDITIONS, WE WILL BE DISCHARGED TO THE
                                             EXTENT OF SUCH PAYMENT. WE ARE NOT REQUIRED TO CHECK INTO THE VALIDITY,
                                             GENERAL TERMS OR PROPER ADMINISTRATION OF THE TRUST. SUCH TRUSTEE
                                             DESIGNATION WILL NOT AFFECT YOUR RIGHTS UNDER THE POLICY, INCLUDING THE
                                             RIGHT TO CHANGE THE BENEFICIARY.

                                    5.       TRUST UNDER SEPARATE WRITTEN AGREEMENT. WHEN WE RECEIVE AT OUR HOME OFFICE
                                             A WRITTEN STATEMENT FROM THE TRUSTEE NAMED IN THE BENEFICIARY DESIGNATION
                                             THAT:

                                             A)  THE TRUST AGREEMENT IS IN FORCE; AND

                                             B)  THE AGREEMENT PERMITS THE TRUSTEE TO RECEIVE THE PROCEEDS;

                                             THEN WE WILL PAY THE PROCEEDS TO THE TRUSTEE.

                                             IF, BEFORE WE RECEIVE THE TRUSTEE'S STATEMENT, SATISFACTORY PROOF IS
                                             FURNISHED THAT:

                                             A)  THE TRUST AGREEMENT IS NOT IN EFFECT; OR

                                             B)  THE AGREEMENT DOES NOT PERMIT THE TRUSTEE TO RECEIVE THE PROCEEDS;

                                             THEN WE WILL PAY THE PROCEEDS TO YOU, UNLESS OTHERWISE PROVIDED.

                                             IF WE PAY UNDER ANY OF THESE CONDITIONS, WE WILL BE DISCHARGED TO THE
                                             EXTENT OF SUCH PAYMENT. WE ARE ENTITLED TO RELY ON ANY STATEMENTS OR
                                             DOCUMENTS FURNISHED TO US BY THE TRUSTEE AND ARE NOT REQUIRED TO CHECK
                                             INTO THE VALIDITY, GENERAL TERMS OR PROPER ADMINISTRATION OF THE TRUST
                                             AGREEMENT. SUCH TRUSTEE DESIGNATION WILL NOT AFFECT YOUR RIGHTS UNDER
                                             THE POLICY, INCLUDING THE RIGHT TO CHANGE THE BENEFICIARY.

                                    6.       IRREVOCABLE BENEFICIARY. YOU CANNOT CHANGE AN IRREVOCABLE BENEFICIARY
                                             WITHOUT THE WRITTEN CONSENT OF SUCH BENEFICIARY. ALSO, YOU CANNOT
                                             EXERCISE ANY OTHER OWNERSHIP RIGHTS WITHOUT THE CONSENT OF SUCH
                                             BENEFICIARY, IF THE EXERCISE OF SUCH RIGHTS WILL HAVE THE EFFECT OF
                                             DIMINISHING THE RIGHTS AND INTEREST OF THE IRREVOCABLE BENEFICIARY.

                                    7.       CREDITOR BENEFICIARY. PROCEEDS PAYABLE TO ANY CREDITOR BENEFICIARY ARE
                                             LIMITED TO ITS PROVABLE INTEREST. THE BALANCE OF ANY PROCEEDS WILL BE
                                             PAID TO ANY OTHER NAMED BENEFICIARY. IF THERE IS NO OTHER BENEFICIARY
                                             LIVING, WE WILL PAY THE PROCEEDS TO YOU, UNLESS OTHERWISE PROVIDED. YOU
                                             CANNOT CHANGE A CREDITOR BENEFICIARY WITHOUT THE WRITTEN CONSENT OF THE
                                             CREDITOR OR RELEASE OF ITS INTEREST. ALSO, YOU CANNOT EXERCISE ANY OTHER
                                             OWNERSHIP RIGHTS WITHOUT THE CONSENT OF SUCH BENEFICIARY, IF THE
                                             EXERCISE OF SUCH RIGHTS WILL HAVE THE EFFECT OF DIMINISHING THE RIGHTS
                                             AND INTEREST OF THE CREDITOR BENEFICIARY.


103017                              3.03
(6/98)



CHANGE OF                           DURING THE INSURED'S LIFETIME YOU MAY CHANGE THE OWNERSHIP AND BENEFICIARY
OWNER OR                            DESIGNATIONS, SUBJECT TO ANY RESTRICTIONS AS STATED IN THE OWNER OR BENEFICIARY
BENEFICIARY                         PROVISIONS. YOU MUST MAKE THE CHANGE IN WRITTEN FORM SATISFACTORY TO US. IF
                                    ACCEPTABLE TO US THE CHANGE WILL TAKE EFFECT AS OF THE TIME YOU SIGNED THE REQUEST,
                                    WHETHER OR NOT THE INSURED IS LIVING WHEN WE RECEIVE YOUR REQUEST AT OUR HOME
                                    OFFICE. THE CHANGE WILL BE SUBJECT TO ANY ASSIGNMENT OF THIS POLICY OR OTHER LEGAL
                                    RESTRICTIONS. IT WILL ALSO BE SUBJECT TO ANY PAYMENT WE MADE OR ACTION WE TOOK
                                    BEFORE WE RECEIVED YOUR WRITTEN NOTICE OF THE CHANGE. WE HAVE THE RIGHT TO REQUIRE THE
                                    POLICY FOR ENDORSEMENT BEFORE WE ACCEPT THE CHANGE.

                                    IF YOU ARE ALSO THE BENEFICIARY OF THE POLICY AT THE TIME OF THE INSURED'S DEATH, YOU
                                    MAY DESIGNATE SOME OTHER PERSON TO RECEIVE THE PROCEEDS OF THE POLICY WITHIN 60 DAYS
                                    AFTER THE INSURED'S DEATH.

ASSIGNMENTS                         WE WILL NOT BE BOUND BY AN ASSIGNMENT OF THE POLICY OR OF ANY INTEREST IN IT
                                    UNLESS:

                                    1.       THE ASSIGNMENT IS MADE AS A WRITTEN INSTRUMENT,

                                    2.       YOU FILE THE ORIGINAL INSTRUMENT OR A CERTIFIED COPY WITH US AT OUR HOME
                                             OFFICE, AND

                                    3.       WE SEND YOU AN ACKNOWLEDGED COPY.

                                    WE ARE NOT RESPONSIBLE FOR DETERMINING THE VALIDITY OF ANY ASSIGNMENT.

                                    IF A CLAIM IS BASED ON AN ASSIGNMENT, WE MAY REQUIRE PROOF OF INTEREST OF THE
                                    CLAIMANT. A VALID ASSIGNMENT WILL TAKE PRECEDENCE OVER ANY CLAIM OF A BENEFICIARY.

                                    THIS ASSIGNMENT PROVISION WILL NOT APPLY WHEN THIS CONTRACT IS SOLD IN A TAX
                                    QUALIFIED PLAN. NO ASSIGNMENT WILL BE PERMITTED IN SUCH CASES.

REQUESTS FOR                        SUBMIT ALL REQUESTS FOR CHANGE AND/OR INFORMATION IN WRITING TO OUR HOME OFFICE -
CHANGES AND/OR                      GENERAL AMERICAN LIFE INSURANCE COMPANY, P.O. BOX 14490, ST. LOUIS, MO 63178.
INFORMATION


                                    3. GENERAL PROVISIONS

THE CONTRACT                        WE HAVE ISSUED THIS POLICY IN CONSIDERATION OF THE APPLICATION AND PAYMENT OF
                                    PREMIUMS. THE POLICY, THE APPLICATION FOR IT, ANY RIDERS AND ANY APPLICATION FOR
                                    AN INCREASE IN FACE AMOUNT CONSTITUTE THE ENTIRE CONTRACT AND ARE ATTACHED TO AND
                                    MADE A PART OF THE POLICY WHEN THE INSURANCE APPLIED FOR IS ACCEPTED. A COPY OF ANY
                                    APPLICATION FOR REINSTATEMENT WILL BE SENT TO YOU FOR ATTACHMENT TO THIS POLICY AND
                                    WILL BECOME PART OF THE CONTRACT OF REINSTATEMENT AND OF THIS POLICY. THE POLICY MAY
                                    BE CHANGED BY MUTUAL AGREEMENT. ANY CHANGE MUST BE IN WRITING AND APPROVED BY OUR
                                    PRESIDENT, VICE-PRESIDENT OR SECRETARY. OUR AGENTS HAVE NO AUTHORITY TO ALTER OR
                                    MODIFY ANY TERMS, CONDITIONS, OR AGREEMENTS OF THIS POLICY, OR TO WAIVE ANY OF ITS
                                    PROVISIONS.

CONFORMITY WITH                     IF ANY PROVISION IN THIS POLICY IS IN CONFLICT WITH THE LAWS OF THE STATE WHICH
STATUTES                            GOVERN THIS POLICY, THE PROVISION WILL BE DEEMED TO BE AMENDED TO CONFORM WITH SUCH
                                    LAWS. IN ADDITION, WE RESERVE THE RIGHT TO CHANGE THIS POLICY IF WE DETERMINE THAT
                                    A CHANGE IS NECESSARY TO CAUSE THIS POLICY TO COMPLY WITH, OR GIVE YOU THE BENEFIT
                                    OF, ANY FEDERAL OR STATE STATUTE, RULE, OR REGULATION, INCLUDING, BUT NOT LIMITED
                                    TO, REQUIREMENTS FOR LIFE INSURANCE CONTRACTS UNDER THE INTERNAL REVENUE CODE, OR
                                    ITS REGULATIONS OR PUBLISHED RULINGS.

STATEMENTS IN                       ALL STATEMENTS MADE BY THE INSURED OR ON HIS OR HER BEHALF, OR BY THE APPLICANT, WILL
APPLICATION                         BE DEEMED REPRESENTATIONS AND NOT WARRANTIES, EXCEPT IN THE CASE OF FRAUD. MATERIAL
                                    MISSTATEMENTS WILL NOT BE USED TO VOID THE POLICY, ANY RIDER OR ANY INCREASE IN
                                    FACE AMOUNT OR DENY A CLAIM UNLESS MADE IN THE APPLICATION FOR A POLICY, A RIDER OR
                                    AN INCREASE IN FACE AMOUNT.


103017                              3.04
(6/98)



CLAIMS OF                           TO THE EXTENT PERMITTED BY LAW, NEITHER THE POLICY NOR ANY PAYMENT UNDER IT WILL BE
CREDITORS                           SUBJECT TO THE CLAIMS OF CREDITORS OR TO ANY LEGAL PROCESS.

RIGHT TO EXAMINE                    YOU HAVE THE RIGHT TO REQUEST US TO CANCEL AN INCREASE IN FACE AMOUNT AND RECEIVE A
INCREASE IN                         PREMIUM REFUND. THE REQUEST MUST BE IN WRITING AND MUST BE MADE NO LATER THAN:
FACE AMOUNT
                                    -        20 DAYS FROM THE DATE YOU RECEIVED THE NEW POLICY SPECIFICATIONS PAGE FOR THE
                                             INCREASE; OR

                                    -        45 DAYS AFTER THE DATE YOU SIGNED THE APPLICATION FOR THE INCREASE.

                                    IF YOU DO REQUEST US TO CANCEL THE INCREASE, THE MONTHLY DEDUCTIONS ASSOCIATED WITH
                                    THAT INCREASE WILL BE RESTORED TO THE POLICY'S CASH VALUE. THIS AMOUNT WILL BE
                                    ALLOCATED TO THE GENERAL ACCOUNT AND THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN IN
                                    THE SAME MANNER AS IT WAS DEDUCTED.

CONVERSION RIGHTS                   WHILE YOUR POLICY IS IN FORCE, YOU HAVE A ONE TIME RIGHT DURING THE FIRST TWO
                                    POLICY YEARS TO TRANSFER ALL OF YOUR CASH VALUE FROM THE DIVISIONS OF SEPARATE
                                    ACCOUNT ELEVEN TO THE GENERAL ACCOUNT.

                                    IF, AT ANY TIME DURING THE FIRST TWO POLICY YEARS, YOU REQUEST IN WRITING THE
                                    TRANSFER OF THE CASH VALUE HELD IN THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN TO THE
                                    GENERAL ACCOUNT AND YOU INDICATE THAT YOU ARE MAKING THIS TRANSFER IN EXERCISE OF
                                    YOUR CONVERSION RIGHTS, THE TRANSFER WILL NOT BE SUBJECT TO A TRANSFER CHARGE OR
                                    TRANSFER LIMITS, IF ANY. AT THE TIME OF SUCH TRANSFER, THERE WILL NOT BE ANY EFFECT
                                    ON THE POLICY'S DEATH BENEFIT, FACE AMOUNT, NET AMOUNT AT RISK, RATE CLASS OR ISSUE
                                    AGE.

                                    IF YOU EXERCISE YOUR ONE TIME CONVERSION RIGHT, WE WILL AUTOMATICALLY ALLOCATE ALL
                                    FUTURE NET PREMIUMS TO THE GENERAL ACCOUNT.

MISSTATEMENT OF                     IF THERE IS A MISSTATEMENT OF AGE, THE AMOUNT OF THE DEATH BENEFIT WILL BE THAT
AGE AND                             WHICH WOULD BE PURCHASED BY THE MOST RECENT MONTHLY COST OF INSURANCE CHARGE AT THE
CORRECTIONS                         CORRECT AGE.

                                    IF WE MAKE ANY PAYMENT OR POLICY CHANGES IN GOOD FAITH, RELYING ON OUR RECORDS, OR
                                    EVIDENCE SUPPLIED TO US, OUR DUTY WILL BE FULLY DISCHARGED. WE RESERVE THE RIGHT TO
                                    CORRECT ANY ERRORS IN THE POLICY.

INCONTESTABILITY                    WE CANNOT CONTEST THIS POLICY AFTER IT HAS BEEN IN FORCE DURING THE LIFETIME OF
                                    THE INSURED FOR TWO YEARS FROM ITS ISSUE DATE. WE CANNOT CONTEST AN INCREASE IN
                                    FACE AMOUNT WITH REGARD TO MATERIAL MISSTATEMENTS MADE CONCERNING SUCH INCREASE
                                    AFTER IT HAS BEEN IN FORCE DURING THE LIFETIME OF THE INSURED FOR TWO YEARS FROM
                                    ITS EFFECTIVE DATE. WE CANNOT CONTEST ANY REINSTATEMENT OF THIS POLICY, WITH REGARD
                                    TO MATERIAL MISSTATEMENTS MADE CONCERNING SUCH REINSTATEMENT, AFTER IT HAS BEEN IN
                                    FORCE DURING THE LIFETIME OF THE INSURED FOR A PERIOD OF TWO YEARS FROM THE DATE WE
                                    APPROVE THE REINSTATEMENT. THIS PROVISION WILL NOT APPLY TO ANY RIDER WHICH CONTAINS
                                    ITS OWN INCONTESTABILITY CLAUSE.

SUICIDE EXCLUSION                   IF THE INSURED DIES BY SUICIDE, WHILE SANE OR INSANE, WITHIN TWO YEARS FROM THE
                                    ISSUE DATE (OR WITHIN THE MAXIMUM PERIOD PERMITTED BY LAW OF THE STATE IN WHICH
                                    THIS POLICY WAS DELIVERED, IF LESS THAN TWO YEARS), THE AMOUNT PAYABLE WILL BE
                                    LIMITED TO THE AMOUNT OF PREMIUMS PAID, LESS ANY OUTSTANDING POLICY LOANS WITH
                                    INTEREST TO THE DATE OF DEATH, AND LESS ANY PARTIAL WITHDRAWALS.

                                    IF THE INSURED, WHILE SANE OR INSANE, COMMITS SUICIDE WITHIN TWO YEARS AFTER THE
                                    EFFECTIVE DATE OF ANY INCREASE IN FACE AMOUNT, THE DEATH BENEFIT FOR THAT INCREASE
                                    WILL BE LIMITED TO THE MONTHLY DEDUCTIONS FOR THE INCREASE.

CHANGE OF                           WHILE THIS POLICY IS IN FORCE, YOU MAY CHANGE THE INSURED. TO DO THIS, YOU MUST
INSURED                             MEET THE REQUIREMENTS ESTABLISHED BY US. ANY RIDER ATTACHED TO THIS POLICY MAY BE
                                    CONTINUED ONLY WITH OUR CONSENT. WE RESERVE THE RIGHT TO CHARGE A NOMINAL FEE FOR
                                    PROCESSING A CHANGE OF INSURED.


103017                              3.05
(6/98)



ANNUAL REPORT                       EACH YEAR A REPORT WILL BE SENT TO YOU WHICH SHOWS THE CURRENT POLICY VALUES,
                                    PREMIUMS PAID AND DEDUCTIONS MADE SINCE THE LAST REPORT, AND ANY OUTSTANDING POLICY
                                    LOANS.

PROJECTION OF                       YOU MAY MAKE A WRITTEN REQUEST TO US FOR A PROJECTION OF ILLUSTRATIVE FUTURE CASH
BENEFITS AND                        VALUES AND DEATH BENEFITS. IF REQUESTED MORE THAN ONCE PER POLICY YEAR, THIS
VALUES                              PROJECTION WILL BE FURNISHED TO YOU FOR A NOMINAL FEE. THIS FEE WILL NOT EXCEED THE
                                    MAXIMUM FEE FOR PROJECTION OF BENEFITS AND VALUES SHOWN ON THE POLICY
                                    SPECIFICATIONS PAGE.

                                    4. SEPARATE ACCOUNT PROVISIONS

SEPARATE ACCOUNT                    THE VARIABLE BENEFITS UNDER THIS POLICY ARE PROVIDED THROUGH INVESTMENTS IN
                                    SEPARATE ACCOUNT ELEVEN. THIS ACCOUNT IS USED FOR FLEXIBLE PREMIUM VARIABLE LIFE
                                    INSURANCE POLICIES AND, IF PERMITTED BY LAW, MAY BE USED FOR OTHER POLICIES OR
                                    CONTRACTS AS WELL.

                                    WE HOLD THE ASSETS OF SEPARATE ACCOUNT ELEVEN. THESE ASSETS ARE HELD SEPARATELY
                                    FROM THE ASSETS HELD IN THE GENERAL ACCOUNT. INCOME, GAINS AND LOSSES---WHETHER OR
                                    NOT REALIZED---FROM ASSETS ALLOCATED TO SEPARATE ACCOUNT ELEVEN WILL BE CREDITED TO
                                    OR CHARGED AGAINST THE ACCOUNT WITHOUT REGARD TO OUR OTHER INCOME, GAINS OR LOSSES.

                                    THE PORTION OF THE ASSETS HELD BY SEPARATE ACCOUNT ELEVEN EQUAL TO THE RESERVES AND
                                    OTHER POLICY LIABILITIES WITH RESPECT TO SEPARATE ACCOUNT ELEVEN WILL NOT BE
                                    CHARGED WITH LIABILITIES THAT ARISE FROM ANY OTHER BUSINESS WE MAY CONDUCT. WE HAVE
                                    THE RIGHT TO TRANSFER TO OUR GENERAL ACCOUNT ANY ASSETS OF SEPARATE ACCOUNT ELEVEN
                                    WHICH ARE IN EXCESS OF THE RESERVES AND OTHER POLICY LIABILITIES OF SEPARATE
                                    ACCOUNT ELEVEN.

                                    SEPARATE ACCOUNT ELEVEN IS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                    AS A UNIT INVESTMENT TRUST UNDER THE INVESTMENT COMPANY ACT OF 1940. SEPARATE
                                    ACCOUNT ELEVEN IS ALSO SUBJECT TO THE LAWS OF THE STATE OF MISSOURI, WHICH REGULATE
                                    THE OPERATIONS OF INSURANCE COMPANIES INCORPORATED IN MISSOURI. THE INVESTMENT
                                    POLICY OF SEPARATE ACCOUNT ELEVEN WILL NOT BE CHANGED WITHOUT THE APPROVAL OF THE
                                    INSURANCE COMMISSIONER OF THE STATE OF MISSOURI. THE APPROVAL PROCESS IS ON FILE
                                    WITH THE INSURANCE COMMISSIONER OF THE STATE IN WHICH THIS POLICY WAS DELIVERED.

DIVISIONS                           SEPARATE ACCOUNT ELEVEN HAS SEVERAL DIVISIONS. EACH DIVISION INVESTS IN A
                                    CORRESPONDING INVESTMENT PORTFOLIO FROM ONE OR MORE REGISTERED INVESTMENT
                                    COMPANIES.

                                    INCOME, GAINS AND LOSSES---WHETHER OR NOT REALIZED---FROM THE ASSETS OF EACH
                                    DIVISION OF SEPARATE ACCOUNT ELEVEN ARE CREDITED TO OR CHARGED AGAINST THAT
                                    DIVISION WITHOUT REGARD TO INCOME, GAINS OR LOSSES IN OTHER DIVISIONS OF SEPARATE
                                    ACCOUNT ELEVEN OR IN THE GENERAL ACCOUNT.

                                    WE WILL VALUE THE ASSETS OF EACH DIVISION OF SEPARATE ACCOUNT ELEVEN AT THE END OF
                                    EACH VALUATION PERIOD. A VALUATION PERIOD IS THE PERIOD BETWEEN TWO SUCCESSIVE
                                    VALUATION DATES. A VALUATION DATE IS ANY DAY THAT BENEFITS VARY AND ON WHICH THE
                                    NEW YORK STOCK EXCHANGE AND OUR HOME OFFICE ARE OPEN FOR BUSINESS OR ANY OTHER DAY
                                    THAT MAY BE REQUIRED BY ANY APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND
                                    REGULATIONS.


103017                              3.06
(6/98)



TRANSFERS                           YOU MAY TRANSFER AMOUNTS AS FOLLOWS:

                                    -        BETWEEN THE GENERAL ACCOUNT AND THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN;
                                             OR

                                    -        AMONG THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN.

                                    -        THE FIRST 12 REQUESTED TRANSFERS AND/OR PARTIAL WITHDRAWALS PER POLICY
                                             YEAR WILL BE ALLOWED FREE OF CHARGE; THEREAFTER WE MAY IMPOSE A TRANSFER
                                             CHARGE NOT TO EXCEED THE MAXIMUM TRANSFER CHARGE SHOWN ON THE POLICY
                                             SPECIFICATIONS PAGE.

                                    THESE TRANSFERS WILL BE SUBJECT TO THE FOLLOWING CONDITIONS:

                                    -        WE MUST RECEIVE A REQUEST FOR TRANSFER IN A FORM ACCEPTABLE TO US.

                                    -        TRANSFERS FROM OR AMONG THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN MUST BE
                                             AT LEAST $500.00 OR THE ENTIRE AMOUNT YOU HAVE IN A DIVISION, IF SMALLER.

                                    -        TRANSFERS AND/OR PARTIAL WITHDRAWALS FROM THE GENERAL ACCOUNT TO THE
                                             DIVISIONS OF SEPARATE ACCOUNT ELEVEN MUST BE AT LEAST $500.00. THE
                                             MAXIMUM AMOUNT OF ALL TRANSFERS AND PARTIAL WITHDRAWALS FROM THE GENERAL
                                             ACCOUNT IN ANY POLICY YEAR WILL BE THE GREATER OF (1) OR (2):

                                             1.  THE CASH SURRENDER VALUE OF THE GENERAL ACCOUNT AT THE BEGINNING OF
                                                 THAT POLICY YEAR MULTIPLIED BY THE GENERAL ACCOUNT MAXIMUM
                                                 WITHDRAWAL PERCENT LIMIT, AS SHOWN ON THE POLICY SPECIFICATIONS
                                                 PAGE.

                                             2.  THE PREVIOUS YEAR'S GENERAL ACCOUNT MAXIMUM WITHDRAWAL AMOUNT.

                                    -        THE GENERAL ACCOUNT CASH VALUE IMMEDIATELY AFTER ANY TRANSFER IN TO THE
                                             GENERAL ACCOUNT CANNOT EXCEED 1., BELOW, MULTIPLIED BY 2., BELOW:

                                             1.  THE GENERAL ACCOUNT CASH VALUE PLUS THE SEPARATE ACCOUNT CASH VALUE.

                                             2.  THE GENERAL ACCOUNT MAXIMUM ALLOCATION PERCENT AS SHOWN ON THE POLICY
                                                 SPECIFICATIONS PAGE.

                                    WE MAY REVOKE OR MODIFY THE TRANSFER PRIVILEGE AT ANY TIME, INCLUDING THE MINIMUM
                                    AMOUNT TRANSFERABLE, THE GENERAL ACCOUNT MAXIMUM ALLOCATION PERCENT, AND THE
                                    TRANSFER CHARGE, IF ANY.

ADDITION, DELETION                  WE RESERVE THE RIGHT, SUBJECT TO COMPLIANCE WITH APPLICABLE LAW, TO MAKE ADDITIONS
OR SUBSTITUTION                     TO, DELETIONS FROM, OR SUBSTITUTIONS FOR THE SHARES OF A FUND THAT ARE HELD BY
OF INVESTMENTS                      SEPARATE ACCOUNT ELEVEN OR THAT SEPARATE ACCOUNT ELEVEN MAY PURCHASE. WE RESERVE
                                    THE RIGHT TO ELIMINATE THE SHARES OF ANY OF THE FUNDS OF THIS POLICY AND TO
                                    SUBSTITUTE SHARES OF ANOTHER FUND OF A REGISTERED INVESTMENT COMPANY, IF THE SHARES
                                    OR FUNDS ARE NO LONGER AVAILABLE FOR INVESTMENT OR IF IN OUR JUDGEMENT, FURTHER
                                    INVESTMENT IN ANY FUND SHOULD BECOME INAPPROPRIATE IN VIEW OF THE PURPOSE OF THE
                                    POLICY. WE WILL NOT SUBSTITUTE ANY SHARES ATTRIBUTABLE TO THE OWNER'S INTEREST IN A
                                    DIVISION OF SEPARATE ACCOUNT ELEVEN WITHOUT NOTICE TO THE OWNER AND COMPLIANCE WITH
                                    THE INVESTMENT COMPANY ACT OF 1940. THIS WILL NOT PREVENT SEPARATE ACCOUNT ELEVEN
                                    FROM PURCHASING OTHER SECURITIES FOR OTHER SERIES OR CLASSES OF POLICIES, OR FROM
                                    PERMITTING CONVERSION BETWEEN SERIES OR CLASSES OF POLICIES OR CONTRACTS ON THE
                                    BASIS OF REQUESTS MADE BY OWNERS.

                                    WE RESERVE THE RIGHT TO ESTABLISH ADDITIONAL DIVISIONS OF SEPARATE ACCOUNT ELEVEN
                                    WHICH WOULD INVEST IN SHARES OF REGISTERED INVESTMENT COMPANIES AND TO MAKE SUCH
                                    DIVISIONS AVAILABLE TO SUCH CLASS OR SERIES OF POLICIES AS WE DEEM APPROPRIATE. WE
                                    ALSO RESERVE THE RIGHT TO ELIMINATE OR COMBINE EXISTING DIVISIONS OF SEPARATE
                                    ACCOUNT ELEVEN OR TO TRANSFER ASSETS BETWEEN DIVISIONS.

                                    IF WE CONSIDER IT TO BE IN THE BEST INTEREST OF PERSONS HAVING VOTING RIGHTS UNDER
                                    THE POLICIES, SEPARATE ACCOUNT ELEVEN MAY BE OPERATED AS A MANAGEMENT COMPANY UNDER
                                    THE INVESTMENT COMPANY ACT OF 1940; IT MAY BE DEREGISTERED UNDER THAT ACT IN THE
                                    EVENT REGISTRATION IS NO LONGER REQUIRED; IT MAY BE COMBINED WITH OTHER SEPARATE
                                    ACCOUNTS; OR ITS ASSETS MAY BE TRANSFERRED TO OTHER SEPARATE ACCOUNTS.


103017                              3.07
(6/98)



                                    5. POLICY BENEFITS

POLICY PROCEEDS                     THE POLICY PROCEEDS ARE:

                                    1.       THE DEATH BENEFIT UNDER THE CONTRACT TYPE THEN IN EFFECT; PLUS

                                    2.       ANY DIVIDEND DUE; PLUS

                                    3.       THE MONTHLY COST OF INSURANCE FOR THE PORTION OF THE POLICY MONTH FROM THE
                                             DATE OF DEATH TO THE END OF THE POLICY MONTH OF DEATH; MINUS

                                    4.       ANY PAYMENT DUE UNDER THE GRACE PERIOD PROVISION AS OF THE DATE OF
                                             DEATH; MINUS

                                    5.       ANY LOAN AND LOAN INTEREST DUE.

DEATH BENEFIT                       PRIOR TO THE INSURED'S ATTAINED AGE 100, THE DEATH BENEFIT DEPENDS UPON THE
                                    CONTRACT TYPE IN EFFECT ON THE DATE OF THE INSURED'S DEATH. THE CONTRACT TYPE
                                    IN EFFECT IS SHOWN ON THE POLICY SPECIFICATIONS PAGE.

                                    OPTION A CONTRACT TYPE:

                                    THE DEATH BENEFIT IS THE GREATER OF:

                                    1.       THE FACE AMOUNT; OR

                                    2.       THE APPLICABLE PERCENTAGE OF THE CASH VALUE ON THE DATE OF DEATH AS DESCRIBED
                                             IN SECTION 7702(D) OF THE INTERNAL REVENUE CODE OF 1986 OR ANY APPLICABLE
                                             SUCCESSOR PROVISION AND MODIFIED FOR AGES 95 AND ABOVE.

                                    OPTION B CONTRACT TYPE:

                                    THE DEATH BENEFIT IS THE GREATER OF:

                                    1.       THE FACE AMOUNT PLUS THE CASH VALUE ON THE DATE OF DEATH; OR

                                    2.       THE APPLICABLE PERCENTAGE OF THE CASH VALUE ON THE DATE OF DEATH AS
                                             DESCRIBED IN SECTION 7702(D) OF THE INTERNAL REVENUE CODE OF 1986 OR
                                             ANY APPLICABLE SUCCESSOR PROVISION AND MODIFIED FOR AGES 95 AND ABOVE.

                                    OPTION C CONTRACT TYPE:

                                    THE DEATH BENEFIT IS THE GREATER OF:

                                    1.       THE FACE AMOUNT; OR

                                    2.       THE CASH VALUE ON THE DATE OF DEATH MULTIPLIED BY THE APPLICABLE ATTAINED
                                             AGE FACTOR AS SHOWN ON THE POLICY'S DEATH BENEFIT OPTION C ATTAINED AGE
                                             FACTORS PAGE.

                                    NOTWITHSTANDING ANYTHING IN THIS POLICY, THE DEATH BENEFIT WILL IN NO CASE BE LESS
                                    THAN THE AMOUNT NECESSARY TO CAUSE THE POLICY TO MEET THE REQUIREMENTS FOR THE
                                    DEFINITION OF LIFE INSURANCE UNDER THE INTERNAL REVENUE CODE OF 1986 OR ANY
                                    APPLICABLE SUCCESSOR PROVISION.

APPLICABLE                          THE PERCENTAGES AS CURRENTLY DESCRIBED IN SECTION 7702(D) OF THE INTERNAL REVENUE
PERCENTAGE:                         CODE OF 1986 AND MODIFIED FOR AGES 95 AND ABOVE ARE AS FOLLOWS:

                                    IN THE CASE OF AN INSURED WITH AN               THE APPLICABLE PERCENTAGE WILL
                                    ATTAINED AGE AS OF THE BEGINNING                DECREASE BY A RATABLE PORTION
                                    OF THE CONTRACT YEAR OF:                        FOR EACH FULL YEAR:

                                    MORE THAN:         BUT NOT MORE THAN:            FROM:                  TO:
                                           0                    40                    250                   250
                                          40                    45                    250                   215
                                          45                    50                    215                   185
                                          50                    55                    185                   150
                                          55                    60                    150                   130
                                          60                    65                    130                   120
                                          65                    70                    120                   115
                                          70                    75                    115                   105
                                          75                    90                    105                   105
                                          90                    95                    105                   101
                                          95  OR                                      101
                                              HIGHER




104011                              4.01
(6/98)



CONTINUATION                        IF THIS POLICY IS IN FORCE BEYOND THE INSURED'S ATTAINED AGE 100, THE DEATH BENEFIT
OF THE POLICY                       WILL BE 101% OF THE POLICY'S CASH VALUE.
BEYOND ATTAINED
AGE 100                             PLEASE NOTE: THIS POLICY MAY NOT QUALIFY AS LIFE INSURANCE AFTER THE INSURED'S
                                    ATTAINED AGE 100 AND MAY BE SUBJECT TO TAX CONSEQUENCES. PLEASE CONSULT A TAX
                                    ADVISER PRIOR TO CONTINUING THE POLICY BEYOND THE INSURED'S ATTAINED AGE 100.
                                    IT IS POSSIBLE THAT INSURANCE COVERAGE MAY NOT CONTINUE EVEN IF PLANNED PREMIUMS
                                    ARE PAID IN A TIMELY MANNER.

POLICY CHANGES                      YOU MAY REQUEST POLICY CHANGES AT ANY TIME UNLESS WE SPECIFICALLY INDICATE
                                    OTHERWISE. WE LIMIT THE NUMBER OF CHANGES TO ONE PER POLICY YEAR, AND WE DO NOT
                                    PERMIT CHANGES IN THE FIRST POLICY YEAR. THE TYPES OF CHANGES ALLOWED ARE EXPLAINED
                                    BELOW.

                                    NO CHANGE WILL BE PERMITTED THAT WOULD RESULT IN THIS POLICY NOT SATISFYING THE
                                    DEFINITION OF LIFE INSURANCE UNDER THE INTERNAL REVENUE CODE OF 1986 OR ANY
                                    APPLICABLE SUCCESSOR PROVISION.

CHANGE IN                           THE FACE AMOUNT MAY BE CHANGED BY SENDING US A WRITTEN REQUEST.
FACE AMOUNT
                                    ANY DECREASE IN FACE AMOUNT WILL BE SUBJECT TO THE FOLLOWING CONDITIONS:

                                    1.       THE DECREASE WILL BECOME EFFECTIVE ON THE MONTHLY ANNIVERSARY ON OR
                                             FOLLOWING OUR RECEIPT OF THE REQUEST.

                                    2.       THE DECREASE WILL REDUCE THE FACE AMOUNT IN THE FOLLOWING ORDER;

                                             A.       THE FACE AMOUNT PROVIDED BY THE MOST RECENT INCREASE;

                                             B.       FACE AMOUNTS PROVIDED BY THE NEXT MOST RECENT INCREASES,
                                                      SUCCESSIVELY; AND

                                             C.       THE FACE AMOUNT WHEN THE POLICY WAS ISSUED.

                                    3.       THE FACE AMOUNT REMAINING IN FORCE AFTER ANY REQUESTED DECREASE MAY NOT BE
                                             LESS THAN THE MINIMUM FACE AMOUNT SHOWN ON THE POLICY SPECIFICATIONS PAGE.

                                    4.       ANY DECREASE MUST BE AT LEAST THE MINIMUM FACE AMOUNT DECREASE AS SHOWN ON
                                             THE POLICY SPECIFICATIONS PAGE.

                                    A SURRENDER CHARGE WILL APPLY TO ANY DECREASE IN FACE AMOUNT AS EXPLAINED IN THE
                                    SURRENDER CHARGE PROVISION.

                                    AFTER THE FIRST POLICY ANNIVERSARY, YOU CAN INCREASE THE FACE AMOUNT SUBJECT TO THE
                                    FOLLOWING CONDITIONS:

                                    1.       PROOF THAT THE INSURED IS INSURABLE BY OUR STANDARDS ON THE DATE OF THE
                                             REQUESTED INCREASE MUST BE SUBMITTED.

                                    2.       THE INCRREASE, IF APPROVED BY US, WILL BECOME EFFECTIVE ON THE MONTHLY
                                             ANNIVERSARY ON OR FOLLOWING OUR RECEIPT OF THE REQUEST.

                                    3.       ANY INCREASE MUST BE AT LEAST THE MINIMUM FACE AMOUNT INCREASE AS SHOWN
                                             ON THE POLICY SPECIFICATIONS PAGE.

                                    4.       THE INSURED MUST HAVE AN ATTAINED AGE NOT GREATER THAN AGE 80 ON THE POLICY
                                             ANNIVERSARY THAT THE INCREASE WILL BECOME EFFECTIVE.

                                    WE WILL AMEND YOUR POLICY TO SHOW THE EFFECTIVE DATE OF THE DECREASE OR INCREASE.

CHANGE IN                           IF THE CONTRACT TYPE IN EFFECT IS OPTION A OR OPTION B, YOU MAY CHANGE THE CONTRACT
CONTRACT TYPE                       TYPE BY SENDING US A WRITTEN REQUEST. THE EFFECTIVE DATE OF THE CHANGE WILL BE THE
                                    MONTHLY ANNIVERSARY ON OR FOLLOWING THE DATE WE RECEIVE YOUR REQUEST. ON THE
                                    EFFECTIVE DATE OF THIS CHANGE THE DEATH BENEFIT PAYABLE DOES NOT CHANGE, BUT THE
                                    FACE AMOUNT MAY CHANGE.

                                    IF THE CONTRACT TYPE IN EFFECT IS OPTION B, YOU MAY CHANGE IT TO OPTION A. THE FACE
                                    AMOUNT WILL BE INCREASED TO EQUAL THE DEATH BENEFIT ON THE EFFECTIVE DATE OF
                                    CHANGE. THE CONTRACT TYPE CANNOT BE CHANGED FROM OPTION B TO OPTION C.


104011                              4.02
(6/98)



                                    IF THE CONTRACT TYPE IN EFFECT IS OPTION A, YOU MAY CHANGE IT TO OPTION B. PROOF
                                    THAT THE INSURED IS INSURABLE BY OUR STANDARDS ON THE DATE OF THE CHANGE MUST BE
                                    SUBMITTED. THE FACE AMOUNT WILL BE DECREASED TO EQUAL THE DEATH BENEFIT LESS THE
                                    CASH VALUE ON THE EFFECTIVE DATE OF CHANGE. THIS CHANGE MAY NOT BE MADE IF IT WOULD
                                    RESULT IN A FACE AMOUNT WHICH IS LESS THAN THE MINIMUM FACE AMOUNT SHOWN ON THE
                                    POLICY SPECIFICATIONS PAGE. A SURRENDER CHARGE WILL APPLY TO ANY DECREASE IN FACE
                                    AMOUNT AS EXPLAINED IN THE SURRENDER CHARGE PROVISION. THE CONTRACT TYPE CANNOT BE
                                    CHANGED FROM OPTION A TO OPTION C.

                                    IF THE CONTRACT TYPE IN EFFECT IS OPTION C, THE CONTRACT TYPE CANNOT BE CHANGED.

                                    6. PREMIUMS AND GRACE PERIOD

PAYMENT OF PREMIUMS                 YOUR FIRST PREMIUM IS DUE AS OF THE ISSUE DATE. WHILE INSURED IS LIVING, PREMIUMS
                                    AFTER THE FIRST MUST BE PAID AT OUR HOME OFFICE. A PREMIUM RECEIPT WILL BE FURNISHED
                                    UPON REQUEST. IF THIS POLICY IS IN YOUR POSSESSION AND YOU HAVE NOT PAID THE FIRST
                                    PREMIUM, IT IS NOT IN FORCE. IT WILL BE CONSIDERED THAT YOU HAVE THE POLICY FOR
                                    INSPECTION ONLY.

                                    PREMIUMS MAY BE PAID IN ANY AMOUNT AND AT ANY INTERVAL SUBJECT TO THE FOLLOWING
                                    CONDITIONS:

                                    1.       AT THE END OF THE FIRST POLICY YEAR, YOUR TOTAL PREMIUM PAYMENTS FOR THIS
                                             POLICY MUST BE GREATER THAN OR EQUAL TO THE MINIMUM INITIAL ANNUAL PREMIUM
                                             AMOUNT AS SHOWN ON THE POLICY SPECIFICATIONS PAGE.

                                    2.       ANY SUBSEQUENT PREMIUM PAYMENT MUST BE AT LEAST $10.00.

                                    3.       TOTAL PREMIUMS PAID IN ANY POLICY YEAR FOR POLICIES ISSUED WITH THE OPTION
                                             A OR B CONTRACT TYPE MAY NOT EXCEED AN AMOUNT THAT WOULD CAUSE THE
                                             POLICY TO FAIL THE DEFINITION OF LIFE INSURANCE AS DEFINED BY SECTION
                                             7702 OF THE INTERNAL REVENUE CODE OF 1986, OR ANY APPLICABLE SUCCESSOR
                                             PROVISION THERETO. THE MAXIMUM PREMIUM LIMIT FOR THE FOLLOWING POLICY
                                             YEAR WILL BE SHOWN ON YOUR ANNUAL REPORT.

                                    ON ANY DATE THAT WE RECEIVE A PREMIUM WHICH CAUSES THE DEATH BENEFIT UNDER ANY OF
                                    THE CONTRACT TYPES TO INCREASE BY AN AMOUNT THAT EXCEEDS THAT PREMIUM RECEIVED, WE
                                    RESERVE THE RIGHT TO REFUSE THAT PREMIUM PAYMENT. WE MAY REQUIRE ADDITIONAL
                                    EVIDENCE OF INSURABILITY BEFORE WE ACCEPT THE PREMIUM.

NET PREMIUM                         THE NET PREMIUM IS:

                                    1.       THE PREMIUM PAID; MINUS

                                    2.       THE PREMIUM PAID MULTIPLIED BY THE PREMIUM TAX CHARGE AS SHOWN ON THE
                                             POLICY SPECIFICATIONS PAGE; MINUS

                                    3.       THE PREMIUM PAID MULTIPLIED BY THE FEDERAL TAX CHARGE AS SHOWN ON THE
                                             POLICY SPECIFICATIONS PAGE; MINUS

                                    4.       THE PREMIUM PAID MULTIPLIED BY THE APPLICABLE PERCENT OF PREMIUM CHARGE.

PREMIUM TAX                         A CHARGE WILL BE DEDUCTED FOR PREMIUM TAXES FROM EACH PREMIUM SUBMITTED. THE
CHARGE                              CURRENT CHARGE, AS A PERCENT OF THE PREMIUM, IS SHOWN ON THE POLICY SPECIFICATIONS
                                    PAGE. WE RESERVE THE RIGHT TO CHANGE THE PREMIUM TAX CHARGE DUE TO RATE CHANGES OF
                                    THE GOVERNING JURISDICTION. WE WILL AMEND YOUR POLICY TO SHOW THE CURRENT PREMIUM
                                    TAX RATE, IF CHANGED.

FEDERAL TAX                         A CHARGE WILL BE DEDUCTED FOR FEDERAL TAXES FROM EACH PREMIUM SUBMITTED. THE
CHARGE                              CURRENT CHARGE, AS A PERCENT OF THE PREMIUM, IS SHOWN ON THE POLICY SPECIFICATIONS
                                    PAGE. WE RESERVE THE RIGHT TO CHANGE THE FEDERAL TAX CHARGE TO REFLECT A CHANGE IN
                                    THE FEDERAL TAX LAW. WE WILL AMEND YOUR POLICY TO SHOW THE CURRENT FEDERAL TAX
                                    CHARGE, IF CHANGED.


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

PERCENT OF                          A CHARGE WILL BE DEDUCTED FROM EACH PREMIUM SUBMITTED. THE MAXIMUM PERCENT OF
PREMIUM CHARGE                      PREMIUM CHARGES ARE SHOWN ON THE POLICY SPECIFICATIONS PAGE.

                                    THE PERCENT OF PREMIUM CHARGE WILL VARY, ON A NON-DISCRIMINATORY BASIS, BASED ON
                                    THE AMOUNT OF PREMIUM PAID, BUT WILL NEVER EXCEED THE MAXIMUM PERCENT OF PREMIUM
                                    CHARGES SHOWN ON THE POLICY SPECIFICATIONS PAGE.

ALLOCATION OF                       YOU DETERMINE THE ALLOCATION OF NET PREMIUMS AMONG THE GENERAL ACCOUNT AND THE
NET PREMIUMS                        DIVISIONS OF SEPARATE ACCOUNT ELEVEN. FOR ANY CHOSEN ALLOCATION THE MINIMUM
                                    PERCENTAGE THAT MAY BE ALLOCATED IS 5% OF THE NET PREMIUM. PERCENTAGES MUST BE IN
                                    WHOLE NUMBERS. THE GENERAL ACCOUNT CASH VALUE IMMEDIATELY AFTER PAYMENT OF THE
                                    PREMIUM CANNOT EXCEED 1., BELOW, MULTIPLIED BY 2., BELOW:

                                    1.       THE GENERAL ACCOUNT CASH VALUE PLUS THE SEPARATE ACCOUNT CASH VALUE.

                                    2.       THE GENERAL ACCOUNT MAXIMUM ALLOCATION PERCENT AS SHOWN ON THE POLICY
                                             SPECIFICATIONS PAGE.

                                    THE INITIAL ALLOCATION IS SHOWN ON THE APPLICATION, A COPY OF WHICH IS ATTACHED. WE
                                    MAY MODIFY THE GENERAL ACCOUNT MAXIMUM ALLOCATION PERCENT AT ANY TIME.

                                    FOR ANY PREMIUM RECEIVED DURING THE "RIGHT TO EXAMINE POLICY" PERIOD, WE WILL
                                    INITIALLY ALLOCATE THE NET PREMIUM TO THE DIVISION THAT INVESTS EXCLUSIVELY IN
                                    SHARES OF OUR MONEY MARKET FUND UNLESS PROHIBITED BY STATE LAW. WHEN THIS PERIOD
                                    EXPIRES, CASH VALUE IN THAT DIVISION WILL BE TRANSFERRED TO THE GENERAL ACCOUNT AND
                                    THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN ACCORDING TO THE ALLOCATION PERCENTAGES
                                    SHOWN ON THE APPLICATION, A COPY OF WHICH IS ATTACHED. FOR ANY PREMIUM RECEIVED
                                    AFTER THE "RIGHT TO EXAMINE POLICY" PERIOD, THE NET PREMIUM WILL BE ALLOCATED
                                    ACCORDING TO THE ALLOCATION PERCENTAGES SHOWN ON THE POLICY SPECIFICATIONS PAGE OR
                                    YOUR MOST RECENT ALLOCATION INSTRUCTIONS RECEIVED BY US.

YOUR RIGHT                          YOU MAY CHANGE THE ALLOCATION OF FUTURE NET PREMIUMS AMONG THE GENERAL ACCOUNT
TO CHANGE                           AND/OR THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN SUBJECT TO THE CONDITIONS OUTLINED
ALLOCATION                          IN THE ALLOCATION OF THE NET PREMIUMS PROVISION. THE CHANGE IN ALLOCATION
                                    PERCENTAGES WILL TAKE EFFECT IMMEDIATELY UPON OUR RECEIPT OF YOUR WRITTEN REQUEST.

NO-LAPSE PERIOD                     IF, ON A MONTHLY ANNIVERSARY DAY PRIOR TO THE NO LAPSE PREMIUM DATE, THE SUM OF ALL
                                    PREMIUMS PAID ON THIS POLICY, REDUCED BY ANY PARTIAL WITHDRAWALS AND ANY
                                    OUTSTANDING LOAN BALANCE, IS GREATER THAN OR EQUAL TO THE SUM OF THE NO LAPSE
                                    MONTHLY PREMIUMS FOR THE ELAPSED MONTHS SINCE THE ISSUE DATE, THIS POLICY WILL NOT
                                    LAPSE AS A RESULT OF A CASH VALUE LESS ANY LOANS, LOAN INTEREST DUE, AND ANY
                                    SURRENDER CHARGE BEING INSUFFICIENT TO PAY THE MONTHLY DEDUCTION. THE NO LAPSE
                                    PREMIUM DATE AND THE NO LAPSE ANNUAL PREMIUM ARE SHOWN ON THE POLICY SPECIFICATIONS
                                    PAGE. THE NO LAPSE MONTHLY PREMIUM IS ONE TWELFTH OF THE NO LAPSE ANNUAL PREMIUM.

GRACE PERIOD                        IF, ON A MONTHLY ANNIVERSARY DAY PRIOR TO THE NO LAPSE PREMIUM DATE:

                                    1.       THE CASH VALUE LESS ANY LOANS, LOAN INTEREST DUE, AND ANY SURRENDER CHARGE
                                             IS INSUFFICIENT TO COVER THE MONTHLY DEDUCTION; AND

                                    2.       THE SUM OF ALL PREMIUMS PAID ON THIS POLICY, REDUCED BY ANY PARTIAL
                                             WITHDRAWALS AND ANY OUTSTANDING LOAN BALANCE, IS LESS THAN THE SUM OF
                                             THE NO LAPSE MONTHLY PREMIUMS FOR THE ELAPSED MONTHS SINCE THE ISSUE
                                             DATE;

                                    THEN THE GRACE PERIOD OF 62 DAYS WILL BE ALLOWED FOR THE PAYMENT OF A PREMIUM
                                    SUFFICIENT TO KEEP YOUR POLICY IN FORCE. THE NO LAPSE PREMIUM DATE AND THE NO LAPSE
                                    ANNUAL PREMIUM ARE SHOWN ON THE POLICY SPECIFICATIONS PAGE.

                                    A CHANGE IN YOUR POLICY'S FACE AMOUNT, THE ADDITION OR DELETION OF A SUPPLEMENTAL
                                    RIDER TO THIS POLICY, OR A CHANGE IN THE PREMIUM CLASS OF THE INSURED BEFORE THE
                                    NO LAPSE PREMIUM DATE SHOWN ON THE POLICY SPECIFICATIONS PAGE MAY RESULT IN A
                                    CHANGE IN THE NO LAPSE MONTHLY PREMIUM. THE NO LAPSE PREMIUM DATE WILL NOT BE
                                                                                                           ---
                                    CHANGED.


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

                                    IF, ON A MONTHLY ANNIVERSARY DAY ON OR AFTER THE NO LAPSE PREMIUM DATE, THE CASH
                                    VALUE LESS ANY LOANS, LOAN INTEREST DUE, AND ANY SURRENDER CHARGE IS INSUFFICIENT
                                    TO COVER THE NEXT MONTHLY DEDUCTION, A GRACE PERIOD OF 62 DAYS WILL BE ALLOWED FOR
                                    THE PAYMENT OF A PREMIUM SUFFICIENT TO PAY THE MONTHLY DEDUCTION. (MONTHLY
                                    DEDUCTION IS DEFINED IN THE CASH VALUES SECTION.)

                                    NOTICE OF THE AMOUNT OF PREMIUM REQUIRED TO BE PAID TO KEEP THIS POLICY IN FORCE
                                    WILL BE SENT AT THE BEGINNING OF THE GRACE PERIOD TO YOUR LAST KNOWN ADDRESS AND TO
                                    ANY ASSIGNEE ON RECORD. IF WE DO NOT RECEIVE A PREMIUM LARGE ENOUGH SO THAT THE NET
                                    PREMIUM COVERS THE MONTHLY DEDUCTION BY THE END OF THE GRACE PERIOD, YOUR POLICY
                                    WILL LAPSE AT THE END OF THAT 62 DAY PERIOD AND IT WILL THEN TERMINATE WITHOUT CASH
                                    SURRENDER VALUE. IF THE INSURED DIES DURING THE GRACE PERIOD, ANY PAST DUE MONTHLY
                                    DEDUCTIONS WILL BE DEDUCTED FROM THE DEATH BENEFIT.

REINSTATEMENT                       YOU MAY REINSTATE YOUR LAPSED POLICY WITHIN 5 YEARS AFTER THE DATE OF LAPSE. THIS
                                    MUST BE DONE PRIOR TO THE INSURED'S ATTAINED AGE 100. THE POLICY CAN NOT BE REINSTATED
                                    IF IT HAS BEEN SURRENDERED. TO REINSTATE, YOU MUST SUBMIT THE FOLLOWING ITEMS:

                                    1.       A WRITTEN REQUEST FOR REINSTATEMENT.

                                    2.       PROOF SATISFACTORY TO US THAT THE INSURED IS INSURABLE BY OUR
                                             STANDARDS.

                                    3.       A NET PREMIUM PAYMENT LARGE ENOUGH TO COVER:

                                             A.  THE MONTHLY DEDUCTIONS DUE AT THE TIME OF LAPSE; AND

                                             B.  TWO TIMES THE MONTHLY DEDUCTION DUE AT THE TIME OF REINSTATEMENT.

                                    4.       A PAYMENT TO COVER ANY LOAN INTEREST DUE AND UNPAID AT THE TIME OF LAPSE.

                                    UPON RECEIPT OF THE ABOVE PAYMENTS, WE WILL DEDUCT ANY MONTHLY DEDUCTIONS AND LOAN
                                    INTEREST DUE AND UNPAID AT THE TIME OF LAPSE. THE INSURED MUST BE ALIVE ON THE DATE
                                    WE APPROVE THE REQUEST FOR REINSTATEMENT. IF THE INSURED IS NOT ALIVE, SUCH APPROVAL
                                    IS VOID AND OF NO EFFECT.

                                    THE REINSTATED POLICY WILL BE IN FORCE FROM THE DATE WE APPROVE THE REINSTATEMENT
                                    APPLICATION. THERE WILL BE A FULL MONTHLY DEDUCTION FOR THE POLICY MONTH WHICH
                                    INCLUDES THIS DATE. ANY APPLICATION FOR REINSTATEMENT BECOMES PART OF THE CONTRACT
                                    OF REINSTATEMENT AND OF THIS POLICY.

                                    ANY LOAN MAY BE PAID OR REINSTATED. ANY LOAN REINSTATED WILL CAUSE A CASH VALUE OF
                                    AN EQUAL AMOUNT TO BE REINSTATED.

                                    ANY LOAN REPAID AT THE TIME OF REINSTATEMENT WILL CAUSE AN INCREASE IN CASH VALUE
                                    EQUAL TO THE AMOUNT OF THE REPAID LOAN.

                                    THE SURRENDER CHARGE AT THE TIME OF REINSTATEMENT WILL BE THE SURRENDER CHARGE IN
                                    EFFECT AT THE TIME OF LAPSE. IF ONLY A PORTION OF THE COVERAGE IS REINSTATED THEN
                                    ONLY THE APPLICABLE PORTION OF THE SURRENDER CHARGE WILL BE REINSTATED. IF ONLY A
                                    PORTION OF THE COVERAGE IS REINSTATED, THE CASH VALUE FOLLOWING REINSTATEMENT WILL
                                    BE INCREASED BY THE APPLICABLE PORTION OF THE SURRENDER CHARGE IMPOSED AT THE TIME
                                    OF LAPSE.

                                    FOLLOWING REINSTATEMENT, THE NO-LAPSE PERIOD PROVISION WILL AGAIN BE APPLICABLE
                                    UNTIL THE NO-LAPSE PREMIUM DATE, SHOWN ON THE POLICY SPECIFICATIONS PAGE, IF
                                    SUFFICIENT PREMIUM IS PAID SO THAT, AS OF THE EFFECTIVE DATE OF REINSTATEMENT, THE
                                    SUM OF ALL PREMIUMS PAID, REDUCED BY ANY PARTIAL WITHDRAWALS AND ANY LOANS, IS
                                    GREATER THAN THE NO-LAPSE MONTHLY PREMIUMS MULTIPLIED BY THE NUMBER OF ELAPSED
                                    MONTHS SINCE THE ISSUE DATE.


104011                              4.05
(6/98)



                                    7. DIVIDENDS

ANNUAL DIVIDENDS                    WHILE YOUR POLICY IS IN FORCE IT MAY SHARE IN OUR DIVISIBLE SURPLUS. EACH YEAR WE
                                    WILL DETERMINE THE SHARE OF DIVISIBLE SURPLUS, IF ANY, ACCRUING TO YOUR POLICY. WE
                                    WILL DISTRIBUTE THIS SURPLUS AS A DIVIDEND. WE DO NOT EXPECT TO PAY ANY DIVIDENDS
                                    ON THIS POLICY AT THIS TIME.

DIVIDEND OPTIONS                    YOU MAY CHOOSE ONE OF THE FOLLOWING OPTIONS. IF YOU DO NOT, WE WILL CREDIT ANY
                                    DIVIDEND UNDER OPTION 2 UNTIL SUCH TIME AS YOU REQUEST IN WRITING A DIFFERENT
                                    OPTION. THE OPTION YOU CHOOSE WILL REMAIN IN EFFECT UNTIL YOU CHANGE IT.

                                    OPTION 1.    CASH.  PAID IN CASH.

                                    OPTION 2.    INCREASE CASH VALUE. PAID TO THE POLICY'S CASH VALUE ON THE DATE OF
                                                 ANY DIVIDEND PAYMENT. THE CASH VALUE WILL INCREASE BY EXACTLY THE
                                                 AMOUNT OF THE DIVIDEND.

                                                 THE DIVIDEND WILL BE ALLOCATED TO THE GENERAL ACCOUNT AND THE DIVISIONS
                                                 OF SEPARATE ACCOUNT ELEVEN ACCORDING TO THE CURRENT ALLOCATION OF THE
                                                 NET PREMIUM.

                                    8. LOANS

                                    UPON WRITTEN REQUEST TO US, YOU MAY BORROW AN AMOUNT NOT IN EXCESS OF THE LOAN
                                    VALUE OF YOUR POLICY WHILE IT IS IN FORCE. THE MINIMUM AMOUNT OF YOUR NET LOAN
                                    REQUEST AT ANY ONE TIME MUST BE AT LEAST $500. YOUR POLICY WILL BE THE SOLE
                                    SECURITY FOR SUCH LOAN. WE HAVE THE RIGHT TO REQUIRE YOUR POLICY FOR ENDORSEMENT.

                                    THE LOAN VALUE IS THE CASH VALUE OF YOUR POLICY AT THE DATE OF THE LOAN REQUEST
                                    PLUS INTEREST TO THE NEXT POLICY ANNIVERSARY AT THE GENERAL ACCOUNT CASH VALUE
                                    GUARANTEED INTEREST RATE, SHOWN ON THE POLICY SPECIFICATIONS PAGE, REDUCED BY:

                                    1.       ANY EXISTING LOANS; AND

                                    2.       LOAN INTEREST TO THE NEXT LOAN INTEREST DUE DATE; AND

                                    3.       EVERY MONTHLY DEDUCTION DUE TO THE NEXT LOAN INTEREST DUE DATE; AND

                                    4.       ANY SURRENDER CHARGES.

                                    YOU MAY ALLOCATE THE POLICY LOAN AMONG THE GENERAL ACCOUNT AND THE DIVISIONS OF
                                    SEPARATE ACCOUNT ELEVEN. IF YOU DO NOT SPECIFY THE ALLOCATION, THEN THE POLICY LOAN
                                    WILL BE ALLOCATED AMONG THE GENERAL ACCOUNT AND THE DIVISIONS OF SEPARATE ACCOUNT
                                    ELEVEN IN THE SAME PROPORTION THAT THE CASH VALUE IN THE GENERAL ACCOUNT, AND THE
                                    CASH VALUE IN EACH DIVISION BEARS TO THE TOTAL CASH VALUE OF THE POLICY, MINUS THE
                                    CASH VALUE IN THE LOAN ACCOUNT, ON THE DATE OF THE POLICY LOAN.

                                    CASH VALUE EQUAL TO THE POLICY LOAN ALLOCATED TO THE GENERAL ACCOUNT AND EACH
                                    DIVISION OF SEPARATE ACCOUNT ELEVEN WILL BE TRANSFERRED TO THE LOAN ACCOUNT,
                                    REDUCING THE CASH VALUE ACCORDINGLY. ANY CASH VALUE TRANSFERRED TO THE LOAN ACCOUNT
                                    WILL BE ALLOCATED TO THE APPROPRIATE LOAN SUBACCOUNT.

LOAN INTEREST                       THE ACCRUED LOAN INTEREST WILL BE DUE THE EARLIEST OF:
DUE DATE
                                    1.       THE NEXT POLICY ANNIVERSARY DATE.

                                    2.       THE DATE OF TERMINATION OF THE POLICY.

                                    3.       THE DATE THE LOAN IS REPAID IN FULL.

                                    4.       THE DATE THE LOAN PLUS LOAN INTEREST ACCRUED EXCEEDS THE CASH VALUE LESS
                                             ANY SURRENDER CHARGES.



106009                              6.01
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

                                    INTEREST WILL BE PAYABLE ANNUALLY ON EACH POLICY ANNIVERSARY. IF YOU DO NOT PAY THE
                                    INTEREST WHEN IT IS DUE ON A POLICY ANNIVERSARY, AN AMOUNT OF CASH VALUE EQUAL TO
                                    THE LOAN INTEREST WILL ALSO BE TRANSFERRED TO THE LOAN ACCOUNT. WE WILL CHARGE THE
                                    SAME RATE OF INTEREST ON THIS AMOUNT AS ON THE POLICY LOAN. THE AMOUNT TRANSFERRED
                                    WILL BE DEDUCTED FROM THE GENERAL ACCOUNT AND THE DIVISIONS OF SEPARATE ACCOUNT
                                    ELEVEN IN THE SAME PROPORTION THAT THE CASH VALUE IN THE GENERAL ACCOUNT AND THE
                                    CASH VALUE IN EACH DIVISION BEARS TO THE TOTAL CASH VALUE OF THE POLICY, MINUS THE
                                    CASH VALUE IN THE LOAN ACCOUNT.

FIXED LOAN                          THE FIXED LOAN INTEREST RATE IS 4.5% FOR POLICY YEARS 1 THROUGH 10, 4.25% FOR
INTEREST RATES                      POLICY YEARS 11 THROUGH 20 AND 4.15% FOR POLICY YEARS 21 AND LATER. LOAN INTEREST
                                    IS PAYABLE IN ARREARS.

LOAN                                ALL FUNDS RECEIVED WILL BE CREDITED TO YOUR POLICY AS A PREMIUM UNLESS CLEARLY
REPAYMENTS                          MARKED FOR LOAN REPAYMENT.

                                    YOU MAY REPAY YOUR LOAN IN WHOLE OR IN PART AT ANY TIME BEFORE THE DEATH OF THE
                                    INSURED WHILE THE POLICY IS IN FORCE. WHEN A LOAN REPAYMENT IS MADE, CASH VALUE
                                    SECURING THE DEBT IN THE LOAN ACCOUNT EQUAL TO THE LOAN REPAYMENT WILL BE REPAID
                                    TO THE GENERAL ACCOUNT AND THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN IN THE SAME
                                    PROPORTION THAT THE CASH VALUE IN THE LOAN ACCOUNT BEARS TO THE CASH VALUE IN
                                    EACH LOAN SUBACCOUNT. UNPAID LOANS AND LOAN INTEREST WILL BE DEDUCTED FROM ANY
                                    SETTLEMENT OF YOUR POLICY.

                                    IF YOU FAIL TO MAKE REPAYMENTS WHEN THE TOTAL LOAN AND LOAN INTEREST DUE WOULD
                                    EXCEED THE CASH VALUE, LESS ANY SURRENDER CHARGES, YOUR POLICY WILL TERMINATE. WE
                                    WILL ALLOW YOU A GRACE PERIOD FOR SUCH PAYMENT OF LOANS AND LOAN INTEREST DUE. IN
                                    SUCH EVENT THE POLICY BECOMES VOID AT THE END OF THE GRACE PERIOD. WE WILL MAIL
                                    NOTICE TO YOUR LAST KNOWN ADDRESS, AND THAT OF ANY ASSIGNEE OF RECORD. THIS GRACE
                                    PERIOD WILL EXPIRE 62 DAYS FROM THE MONTHLY ANNIVERSARY IMMEDIATELY BEFORE THE DATE
                                    THE TOTAL LOAN AND LOAN INTEREST EXCEEDS THE CASH VALUE LESS ANY SURRENDER CHARGES;
                                    OR 31 DAYS AFTER SUCH NOTICE HAS BEEN MAILED, IF LATER.

                                    9. CASH VALUES

CASH VALUE                          THE CASH VALUE OF YOUR POLICY IS EQUAL TO THE TOTAL OF:

                                    -        THE CASH VALUE IN THE GENERAL ACCOUNT; PLUS

                                    -        THE CASH VALUE IN THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN; PLUS

                                    -        THE CASH VALUE IN THE LOAN ACCOUNT.

CASH VALUE                          IF THIS POLICY IS IN FORCE BEYOND THE INSURED'S ATTAINED AGE 100, THE CASH VALUE
AFTER ATTAINED                      OF YOUR POLICY WILL BE DETERMINED IN THE SAME MANNER AS DESCRIBED BELOW; EXCEPT
AGE 100                             NO DEDUCTIONS WILL BE MADE FOR MONTHLY COST OF INSURANCE CHARGES. PREMIUMS CAN NOT
                                    BE PAID AFTER THE INSURED ATTAINS AGE 100.

GENERAL ACCOUNT                     THE CASH VALUE IN THE GENERAL ACCOUNT AS OF THE INVESTMENT START DATE IS EQUAL TO:
CASH VALUE
                                    -        THE PORTION OF THE INITIAL NET PREMIUM RECEIVED AND ALLOCATED TO THE
                                             GENERAL ACCOUNT; MINUS

                                    -        THE PORTION OF THE MONTHLY DEDUCTIONS DUE FROM THE ISSUE DATE THROUGH THE
                                             INVESTMENT START DATE CHARGED TO THE GENERAL ACCOUNT.


106009                              6.02
(6/98)



                                    THE CASH VALUE IN THE GENERAL ACCOUNT ON ANY DAY AFTER THE INVESTMENT START DATE IS
                                    EQUAL TO:

                                    -        THE CASH VALUE ON THE PRECEDING VALUATION DATE, WITH INTEREST ON SUCH
                                             VALUE AT THE CURRENT RATE; PLUS

                                    -        ANY PORTION OF NET PREMIUM RECEIVED AND ALLOCATED TO THE GENERAL ACCOUNT
                                             ON THAT DAY; PLUS

                                    -        ANY AMOUNTS TRANSFERRED TO THE GENERAL ACCOUNT ON THAT DAY; PLUS

                                    -        ANY LOAN REPAYMENTS ALLOCATED TO THE GENERAL ACCOUNT ON THAT DAY; PLUS

                                    -        THAT PORTION OF ANY INTEREST CREDITED ON OUTSTANDING LOANS WHICH IS
                                             ALLOCATED TO THE GENERAL ACCOUNT ON THAT DAY; MINUS

                                    -        ANY AMOUNT TRANSFERRED PLUS ANY TRANSFER CHARGE FROM THE GENERAL ACCOUNT
                                             TO THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN ON THAT DAY; MINUS

                                    -        ANY PARTIAL WITHDRAWAL PLUS ANY WITHDRAWAL TRANSACTION CHARGE MADE FROM
                                             THE GENERAL ACCOUNT ON THAT DAY; MINUS

                                    -        ANY PORTION OF THE SURRENDER CHARGE INCURRED ON THAT DAY ATTRIBUTED TO THE
                                             GENERAL ACCOUNT; MINUS

                                    -        ANY AMOUNT TRANSFERRED FROM THE GENERAL ACCOUNT TO THE LOAN ACCOUNT ON
                                             THAT DAY; MINUS

                                    -        IF THAT DAY IS A MONTHLY ANNIVERSARY, ANY WITHDRAWAL DUE TO A PRO RATA
                                             SURRENDER PLUS ANY WITHDRAWAL TRANSACTION CHARGE MADE FROM THE GENERAL
                                             ACCOUNT ON THAT DAY; MINUS

                                    -        IF THAT DAY IS A MONTHLY ANNIVERSARY, THE PORTION OF THE MONTHLY DEDUCTION
                                             CHARGED TO THE GENERAL ACCOUNT, TO COVER THE POLICY MONTH WHICH STARTS ON
                                             THAT DAY; PLUS

                                    -        IF THAT DAY IS A POLICY ANNIVERSARY, THE PORTION OF THE DIVIDEND PAID ON
                                             THAT DAY, IF ANY, ALLOCATED TO THE GENERAL ACCOUNT.

GENERAL ACCOUNT                     THE INTEREST CREDITED TO THE GENERAL ACCOUNT CASH VALUE FOR A SPECIFIC DAY WILL BE
INTEREST RATE                       AT AN EFFECTIVE ANNUAL RATE NOT LESS THAN THE GENERAL ACCOUNT CASH VALUE GUARANTEED
                                    INTEREST RATE SHOWN ON THE POLICY SPECIFICATIONS PAGE.

SEPARATE ACCOUNT                    THE CASH VALUE IN EACH DIVISION OF SEPARATE ACCOUNT ELEVEN ON THE INVESTMENT START
CASH VALUE                          DATE IS EQUAL TO:

                                    -        THE PORTION OF THE INITIAL NET PREMIUM RECEIVED AND ALLOCATED TO THE
                                             DIVISION; MINUS

                                    -        THE PORTION OF THE MONTHLY DEDUCTIONS DUE FROM THE ISSUE DATE THROUGH THE
                                             INVESTMENT START DATE CHARGED TO THE DIVISION.

                                    THE CASH VALUE IN EACH DIVISION OF SEPARATE ACCOUNT ELEVEN ON SUBSEQUENT VALUATION
                                    DATES IS EQUAL TO:

                                    -        THE CASH VALUE IN THE DIVISION ON THE PRECEDING VALUATION DATE MULTIPLIED
                                             BY THAT DIVISION'S NET INVESTMENT FACTOR FOR THE CURRENT VALUATION PERIOD;
                                             PLUS

                                    -        ANY PORTION OF NET PREMIUM RECEIVED AND ALLOCATED TO THE DIVISION DURING
                                             THE CURRENT VALUATION PERIOD; PLUS

                                    -        ANY AMOUNTS TRANSFERRED TO THE DIVISION FROM THE GENERAL ACCOUNT OR FROM
                                             ANOTHER DIVISION DURING THE CURRENT VALUATION PERIOD; PLUS


106009                              6.03
(6/98)



                                    -        ANY LOAN REPAYMENTS ALLOCATED TO THE DIVISION DURING THE CURRENT VALUATION
                                             PERIOD; PLUS

                                    -        THAT PORTION OF ANY INTEREST CREDITED ON OUTSTANDING LOANS WHICH IS
                                             ALLOCATED TO THE DIVISION DURING THE CURRENT VALUATION PERIOD; MINUS

                                    -        ANY AMOUNTS TRANSFERRED PLUS ANY TRANSFER CHARGE FROM THE DIVISION DURING
                                             THE CURRENT VALUATION PERIOD; MINUS

                                    -        ANY PARTIAL WITHDRAWAL PLUS ANY WITHDRAWAL TRANSACTION CHARGE FROM THE
                                             DIVISION DURING THE CURRENT VALUATION PERIOD; MINUS

                                    -        ANY PORTION OF THE SURRENDER CHARGE INCURRED DURING THE CURRENT VALUATION
                                             PERIOD ATTRIBUTED TO THE DIVISION; MINUS

                                    -        ANY AMOUNT TRANSFERRED FROM THE DIVISION TO THE LOAN ACCOUNT DURING THAT
                                             VALUATION PERIOD; MINUS

                                    -        IF A MONTHLY ANNIVERSARY OCCURS DURING THE CURRENT VALUATION PERIOD, ANY
                                             WITHDRAWAL DUE TO A PRO RATA SURRENDER PLUS ANY WITHDRAWAL TRANSACTION
                                             CHARGE FROM THE DIVISION DURING THE CURRENT VALUATION PERIOD; MINUS

                                    -        IF A MONTHLY ANNIVERSARY OCCURS DURING THE CURRENT VALUATION PERIOD, THE
                                             PORTION OF THE MONTHLY DEDUCTION CHARGED TO THE DIVISION DURING THE
                                             CURRENT VALUATION PERIOD TO COVER THE POLICY MONTH WHICH STARTS DURING
                                             THAT VALUATION PERIOD; PLUS

                                    -        IF A POLICY ANNIVERSARY OCCURS DURING THE CURRENT VALUATION PERIOD, THE
                                             PORTION OF THE DIVIDEND PAID, IF ANY, ALLOCATED TO THE DIVISION.

NET INVESTMENT                      THE NET INVESTMENT FACTOR MEASURES THE INVESTMENT PERFORMANCE OF A DIVISION DURING
FACTOR                              A VALUATION PERIOD. THE NET INVESTMENT FACTOR FOR EACH DIVISION FOR A VALUATION
                                    PERIOD IS CALCULATED AS FOLLOWS:

                                    -        THE VALUE OF THE ASSETS AT THE END OF THE PRECEDING VALUATION PERIOD; PLUS

                                    -        THE INVESTMENT INCOME AND CAPITAL GAINS---REALIZED OR
                                             UNREALIZED---CREDITED TO THE ASSETS IN THE VALUATION PERIOD FOR WHICH
                                             THE NET INVESTMENT FACTOR IS BEING DETERMINED; MINUS

                                    -        THE CAPITAL LOSSES---REALIZED OR UNREALIZED---CHARGED AGAINST THOSE
                                             ASSETS DURING THE VALUATION PERIOD; MINUS

                                    -        ANY AMOUNT CHARGED AGAINST EACH DIVISION FOR TAXES, INCLUDING ANY TAX OR
                                             OTHER ECONOMIC BURDEN RESULTING FROM THE APPLICATION OF TAX LAWS THAT WE
                                             DETERMINE TO BE PROPERLY ATTRIBUTABLE TO THE DIVISIONS OF THE SEPARATE
                                             ACCOUNT, OR ANY AMOUNT WE SET ASIDE DURING THE VALUATION PERIOD AS A
                                             RESERVE FOR TAXES ATTRIBUTABLE TO THE OPERATION OR MAINTENANCE OF EACH
                                             DIVISION; MINUS

                                    -        A CHARGE NOT TO EXCEED THE DAILY INVESTMENT PERCENTAGE SHOWN ON THE POLICY
                                             SPECIFICATIONS PAGE FOR EACH DAY IN THE VALUATION PERIOD. THIS
                                             CORRESPONDS TO AN ANNUAL INVESTMENT PERCENTAGE OF THE MORTALITY AND
                                             EXPENSE RISK PERCENTAGE SHOWN ON THE POLICY SPECIFICATIONS PAGE;
                                             DIVIDED BY

                                    -        THE VALUE OF THE ASSETS AT THE END OF THE PRECEDING VALUATION PERIOD.

106009                              6.04
(6/98)



LOAN ACCOUNT                        THE CASH VALUE IN THE LOAN ACCOUNT AS OF THE INVESTMENT START DATE IS ZERO.
CASH VALUE
                                    THE CASH VALUE IN THE LOAN ACCOUNT ON ANY DAY AFTER THE INVESTMENT START DATE IS
                                    EQUAL TO:

                                    -        THE CASH VALUE IN THE LOAN ACCOUNT ON THE PRECEDING VALUATION DATE, WITH
                                             INTEREST; PLUS

                                    -        ANY AMOUNT TRANSFERRED TO THE LOAN ACCOUNT FROM THE GENERAL ACCOUNT ON
                                             THAT DAY; PLUS

                                    -        ANY AMOUNT TRANSFERRED TO THE LOAN ACCOUNT FROM THE DIVISIONS OF SEPARATE
                                             ACCOUNT ELEVEN ON THAT DAY; MINUS

                                    -        ANY LOAN REPAYMENTS ON THAT DAY; PLUS

                                    -        IF THAT DAY IS A POLICY ANNIVERSARY, AN AMOUNT DUE TO COVER THE LOAN
                                             INTEREST, IF NOT PAID BY YOU.

                                    CASH VALUE HELD IN THE LOAN ACCOUNT FOR LOAN COLLATERAL WILL EARN INTEREST DAILY AT
                                    AN ANNUAL RATE OF NOT LESS THAN THE GENERAL ACCOUNT CASH VALUE GUARANTEED INTEREST
                                    RATE SHOWN ON THE POLICY SPECIFICATIONS PAGE. INTEREST CREDITED ON THE CASH VALUE
                                    HELD IN THE LOAN ACCOUNT WILL BE ALLOCATED AT LEAST ONCE A YEAR TO THE GENERAL
                                    ACCOUNT AND THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN IN THE SAME PROPORTION THAT
                                    THE CASH VALUE IN EACH LOAN SUBACCOUNT BEARS TO THE CASH VALUE IN THE LOAN ACCOUNT.

MONTHLY COST                        THE MONTHLY COST OF INSURANCE FOR THE FOLLOWING MONTH IS DEDUCTED ON THE MONTHLY
OF INSURANCE                        ANNIVERSARY DATE. THE MONTHLY COST OF INSURANCE IS 1, BELOW, MULTIPLIED BY THE
                                    DIFFERENCE BETWEEN 2 AND 3 BELOW:

                                    1.       THE MONTHLY COST OF INSURANCE RATE DIVIDED BY 1,000.

                                    2.       AN AMOUNT AS FOLLOWS:

                                    OPTION A CONTRACT TYPE:   THE GREATER OF:

                                             A.  THE FACE AMOUNT DIVIDED BY THE MONTHLY COST OF INSURANCE FACTOR SHOWN
                                                 ON THE POLICY SPECIFICATIONS PAGE; OR

                                             B.  THE CASH VALUE AT THE BEGINNING OF THE POLICY MONTH MULTIPLIED BY THE
                                                 APPLICABLE PERCENTAGE OF THE CASH VALUE AS DESCRIBED IN SECTION
                                                 7702(D) OF THE INTERNAL REVENUE CODE OF 1986 AND MODIFIED FOR AGES
                                                 95 AND ABOVE.

                                    OPTION B CONTRACT TYPE:   THE GREATER OF:

                                             A.  THE FACE AMOUNT DIVIDED BY THE MONTHLY COST OF INSURANCE FACTOR SHOWN
                                                 ON THE POLICY SPECIFICATIONS PAGE PLUS THE CASH VALUE AT THE BEGINNING
                                                 OF THE POLICY MONTH; OR

                                             B.  THE CASH VALUE AT THE BEGINNING OF THE POLICY MONTH MULTIPLIED BY THE
                                                 APPLICABLE PERCENTAGE OF THE CASH VALUE AS DESCRIBED IN SECTION
                                                 7702(D) OF THE INTERNAL REVENUE CODE OF 1986 AND MODIFIED FOR AGES
                                                 95 AND ABOVE.

                                    OPTION C CONTRACT TYPE:   THE GREATER OF:

                                             A.  THE FACE AMOUNT DIVIDED BY THE MONTHLY COST OF INSURANCE FACTOR SHOWN
                                                 ON THE POLICY SPECIFICATIONS PAGE; OR

                                             B.  THE CASH VALUE AT THE BEGINNING OF THE POLICY MONTH MULTIPLIED BY THE
                                                 INSURED'S ATTAINED AGE FACTOR AS SHOWN ON THE POLICY'S DEATH BENEFIT
                                                 OPTION C ATTAINED AGE FACTORS PAGE.

                                    3.       THE CASH VALUE AT THE BEGINNING OF THE POLICY MONTH, BEFORE THE DEDUCTION
                                             OF THE MONTHLY COST OF INSURANCE.

                                    IF THE CONTRACT TYPE IS OPTION A OR OPTION C AND IF THERE HAS BEEN AN INCREASE IN THE
                                    FACE AMOUNT, THEN THE CASH VALUE WILL FIRST BE CONSIDERED A PART OF THE FACE AMOUNT
                                    WHEN THE POLICY WAS ISSUED. IF THE CASH VALUE IS GREATER THAN THE INITIAL FACE AMOUNT,
                                    THE EXCESS CASH VALUE WILL THEN BE CONSIDERED A PART OF EACH INCREASE IN ORDER,
                                    STARTING WITH THE FIRST INCREASE.


106009                              6.05
(6/98)



MONTHLY COST                        AT THE BEGINNING OF EACH POLICY YEAR, THE MONTHLY COST OF INSURANCE RATE IS
OF INSURANCE                        DETERMINED FOR THE INITIAL FACE AMOUNT AND EACH INCREASE IN FACE AMOUNT. THE
RATES                               MONTHLY COST OF INSURANCE RATE IS BASED ON THE ATTAINED AGE, RISK CLASSIFICATION,
                                    AND COMPLETED POLICY YEARS FROM THE EFFECTIVE DATE OF THE INITIAL FACE AMOUNT
                                    AND EACH INCREASE IN FACE AMOUNT. FOR THE INITIAL FACE AMOUNT, WE WILL USE THE
                                    RISK CLASSIFICATION AS OF THE ISSUE DATE. FOR EACH INCREASE, WE WILL USE THE RISK
                                    CLASSIFICATION APPLICABLE TO THE INCREASE. IF THE DEATH BENEFIT EQUALS A PERCENTAGE
                                    OF THE CASH VALUE, ANY INCREASE IN CASH VALUE WILL CAUSE AN AUTOMATIC INCREASE IN
                                    THE DEATH BENEFIT. THE RISK CLASSIFICATION FOR SUCH INCREASE WILL BE THE SAME AS
                                    THAT USED FOR THE MOST RECENT INCREASE, EXCLUDING ANY RIDERS, THAT REQUIRED PROOF
                                    THAT THE INSURED WAS INSURABLE BY OUR STANDARDS.

                                    THE MONTHLY COST OF INSURANCE RATES WILL NEVER EXCEED THE RATES SHOWN ON THE TABLE
                                    OF GUARANTEED MONTHLY COST OF INSURANCE RATES PAGE. ANY CHANGE IN THE COST OF
                                    INSURANCE RATES WILL APPLY TO ALL PERSONS OF THE SAME AGE, AND CLASSIFICATION
                                    WHOSE INITIAL FACE AMOUNTS OR INCREASE IN FACE AMOUNT HAVE BEEN IN FORCE FOR THE
                                    SAME LENGTH OF TIME.

SELECTION AND                       THE SELECTION AND ISSUE EXPENSE CHARGE FOR THE INITIAL FACE AMOUNT OR FOR ANY INCREASE
ISSUE EXPENSE                       IN FACE AMOUNT IS A MONTHLY CHARGE FOR THE FIRST 10 POLICY YEARS OR FOR THE FIRST 10
CHARGE                              POLICY YEARS FOLLOWING ANY INCREASE IN FACE AMOUNT. THIS CHARGE EQUALS THE APPLICABLE
                                    FACE AMOUNT TIMES A SELECTION AND ISSUE EXPENSE CHARGE RATE, DIVIDED BY 1,000. THE
                                    SELECTION AND ISSUE EXPENSE CHARGE IS BASED ON THE INSURED'S ISSUE AGE AND RISK
                                    CLASSIFICATION ON THE EFFECTIVE DATE OF THE INITIAL FACE AMOUNT OR ANY INCREASE IN
                                    FACE AMOUNT. THE SELECTION AND ISSUE EXPENSE CHARGE RATE FOR THE INITIAL FACE AMOUNT
                                    OF THE POLICY WILL NEVER EXCEED THE MAXIMUM SELECTION AND ISSUE EXPENSE CHARGE RATE
                                    SHOWN ON THE POLICY SPECIFICATIONS PAGE FOR THE INITIAL FACE AMOUNT. A SELECTION
                                    AND ISSUE EXPENSE CHARGE WILL ALSO BE APPLIED TO ANY INCREASE IN FACE AMOUNT. THIS
                                    CHARGE WILL NEVER EXCEED THE MAXIMUM SELECTION AND ISSUE EXPENSE CHARGE RATE SHOWN
                                    ON THE POLICY SPECIFICATIONS PAGE FOR THAT INCREASE.

MONTHLY POLICY                      A POLICY CHARGE WILL BE DEDUCTED EACH POLICY MONTH FROM THE CASH VALUE. THE AMOUNT
CHARGE                              OF THE MONTHLY POLICY CHARGE WILL NEVER EXCEED THE AMOUNT SHOWN ON THE POLICY
                                    SPECIFICATIONS PAGE.

MONTHLY                             THE MONTHLY DEDUCTION IS:
DEDUCTION
                                    1.       THE MONTHLY COST OF INSURANCE; PLUS

                                    2.       THE SELECTION AND ISSUE EXPENSE CHARGE MULTIPLIED BY THE FACE AMOUNT
                                             DIVIDED BY 1,000; PLUS

                                    3.       THE MONTHLY POLICY CHARGE; PLUS

                                    4.       THE MONTHLY COST, IF ANY, FOR ANY RIDER INCLUDED WITH THIS POLICY.

                                    THE MONTHLY DEDUCTION FOR A POLICY MONTH WILL BE ALLOCATED AMONG THE GENERAL
                                    ACCOUNT AND THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN IN THE SAME PROPORTION THAT
                                    THE CASH VALUE IN THE GENERAL ACCOUNT AND THE CASH VALUE IN EACH DIVISION BEARS TO
                                    THE TOTAL CASH VALUE OF THE POLICY, MINUS THE CASH VALUE IN LOAN ACCOUNT ON THE
                                    MONTHLY ANNIVERSARY.

CASH SURRENDER                      THE CASH SURRENDER VALUE OF THIS POLICY IS:
VALUE
                                    1.       THE CASH VALUE AT THE TIME OF SURRENDER; MINUS

                                    2.       ANY LOAN AND LOAN INTEREST ACCRUED; MINUS

                                    3.       ANY UNPAID SELECTION AND ISSUE EXPENSE CHARGE DUE FOR THE REMAINDER OF THE
                                             FIRST POLICY YEAR FOR THE INITIAL FACE AMOUNT AND ANY INCREASE IN FACE
                                             AMOUNT; MINUS

                                    4.       ANY UNPAID MONTHLY POLICY CHARGE DUE FOR THE REMAINDER OF THE FIRST POLICY
                                             YEAR; MINUS

                                    5.       ANY SURRENDER CHARGE.


106009                              6.06
(6/98)



SURRENDER                           YOU MAY SURRENDER YOUR POLICY FOR ITS CASH SURRENDER VALUE AT ANY TIME DURING THE
                                    LIFETIME OF THE INSURED. WE WILL DETERMINE THE CASH SURRENDER VALUE AS OF THE
                                    DATE WE RECEIVE YOUR WRITTEN REQUEST AT OUR HOME OFFICE. THE CASH SURRENDER VALUE
                                    WILL NOT BE REDUCED BY ANY MONTHLY DEDUCTION DUE ON THAT DATE FOR A SUBSEQUENT
                                    POLICY MONTH.

PARTIAL                             AFTER THE FIRST POLICY YEAR, UPON WRITTEN REQUEST TO US, YOU CAN MAKE A PARTIAL
WITHDRAWALS                         WITHDRAWAL OF CASH SUBJECT TO THE CONDITIONS LISTED BELOW. THE FIRST 12 REQUESTED
                                    PARTIAL WITHDRAWALS OR TRANSFERS PER POLICY YEAR WILL BE ALLOWED FREE OF CHARGE;
                                    THEREAFTER WE MAY IMPOSE A TRANSFER CHARGE NOT TO EXCEED THE MAXIMUM TRANSFER
                                    CHARGE SHOWN ON THE POLICY SPECIFICATIONS PAGE.

                                    NO PARTIAL WITHDRAWAL WILL BE PROCESSED WHICH WILL RESULT IN THE FACE AMOUNT,
                                    EXCLUDING RIDERS, BEING DECREASED BELOW THE MINIMUM FACE AMOUNT SHOWN ON THE POLICY
                                    SPECIFICATIONS PAGE.

                                    WE RESERVE THE RIGHT TO CHANGE THE MINIMUM AMOUNT OR THE NUMBER OF TIMES YOU MAY
                                    MAKE A PARTIAL WITHDRAWAL. WE ALSO MAY ASSESS A TRANSACTION CHARGE FOR A
                                    WITHDRAWAL.

                                    IF THE CONTRACT TYPE IS OPTION A OR OPTION C AND THE DEATH BENEFIT EQUALS THE FACE
                                    AMOUNT, THEN A PARTIAL WITHDRAWAL WILL DECREASE THE FACE AMOUNT BY AN AMOUNT EQUAL
                                    TO THE PARTIAL WITHDRAWAL PLUS THE APPLICABLE SURRENDER CHARGE. THIS SURRENDER
                                    CHARGE WILL BE ALLOCATED AMONG THE GENERAL ACCOUNT AND THE DIVISIONS OF SEPARATE
                                    ACCOUNT ELEVEN IN THE SAME PROPORTION THAT THE PARTIAL WITHDRAWAL WAS ALLOCATED
                                    AMONG THE GENERAL ACCOUNT AND THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN. IF THE
                                    DEATH BENEFIT EQUALS A PERCENTAGE OF THE CASH VALUE THEN A PARTIAL WITHDRAWAL WILL
                                    DECREASE THE FACE AMOUNT BY ANY AMOUNT BY WHICH THE PARTIAL WITHDRAWAL PLUS THE
                                    APPLICABLE SURRENDER CHARGE EXCEEDS THE DIFFERENCE BETWEEN THE DEATH BENEFIT AND
                                    THE FACE AMOUNT. THE FACE AMOUNT WILL BE DECREASED IN THE FOLLOWING ORDER:

                                    1.       THE FACE AMOUNT AT ISSUE, EXCLUDING RIDERS; AND

                                    2.       ANY INCREASES IN THE SAME ORDER IN WHICH THEY WERE ISSUED.


GENERAL ACCOUNT                     THE MINIMUM AMOUNT OF YOUR PARTIAL WITHDRAWAL REQUEST AT ANY ONE TIME MUST BE AT
PARTIAL                             LEAST $500 OF YOUR ACCOUNT.
WITHDRAWALS
                                    -        THE MAXIMUM AMOUNT OF ALL PARTIAL WITHDRAWALS AND TRANSFERS FROM THE
                                             GENERAL ACCOUNT IN A POLICY YEAR WILL BE THE GREATER OF (1) OR (2):

                                             1.  THE CASH SURRENDER VALUE OF THE GENERAL ACCOUNT AT THE BEGINNING OF
                                                 THAT POLICY YEAR MULTIPLIED BY THE WITHDRAWAL PERCENTAGE LIMIT, AS
                                                 SHOWN ON THE POLICY SPECIFICATIONS PAGE.

                                             2.  THE PREVIOUS YEAR'S GENERAL ACCOUNT MAXIMUM WITHDRAWAL AMOUNT.

SEPARATE ACCOUNT                    -        THE MINIMUM AMOUNT OF YOUR PARTIAL WITHDRAWAL REQUEST AT ANY ONE TIME MUST
PARTIAL                                      BE THE LESSER OF $500 OF A DIVISION OR YOUR ENTIRE BALANCE IN THAT
WITHDRAWALS                                  DIVISION.

                                    -        THE MAXIMUM AMOUNT OF YOUR PARTIAL WITHDRAWAL FROM ANY ONE OF THE
                                             DIVISIONS OF SEPARATE ACCOUNT ELEVEN IN A POLICY YEAR WILL BE THE CASH
                                             SURRENDER VALUE OF THAT DIVISION.

ALLOCATION                          YOU MAY ALLOCATE THE PARTIAL WITHDRAWAL PLUS ANY APPLICABLE SURRENDER CHARGE,
OF PARTIAL                          SUBJECT TO THE ABOVE CONDITIONS, AMONG THE GENERAL ACCOUNT AND THE DIVISIONS OF
WITHDRAWALS                         SEPARATE ACCOUNT ELEVEN. IF YOU DO NOT SPECIFY THE ALLOCATION, THEN THE PARTIAL
                                    WITHDRAWAL WILL BE ALLOCATED AMONG THE GENERAL ACCOUNT AND THE DIVISIONS OF
                                    SEPARATE ACCOUNT ELEVEN IN THE SAME PROPORTION THAT THE CASH VALUE IN THE GENERAL
                                    ACCOUNT AND THE CASH VALUE IN EACH DIVISION BEARS TO THE TOTAL CASH VALUE OF THE
                                    POLICY, MINUS THE CASH VALUE IN THE LOAN ACCOUNT ON THE DATE OF THE PARTIAL
                                    WITHDRAWAL. IF THE GENERAL ACCOUNT CONDITIONS WILL NOT ALLOW THIS PROPORTIONATE
                                    ALLOCATION, WE WILL REQUEST THAT YOU SPECIFY AN ACCEPTABLE ALLOCATION.


106009                              6.07
(6/98)



PRO RATA                            AFTER THE FIRST POLICY YEAR, UPON WRITTEN REQUEST TO US, YOU CAN MAKE A PRO RATA
SURRENDER                           SURRENDER OF YOUR POLICY. THE PRO RATA SURRENDER CAN BE ANY WHOLE NUMBER PERCENTAGE
                                    OF YOUR POLICY. THE PRO RATA SURRENDER WILL REDUCE THE FACE AMOUNT AND THE CASH
                                    VALUE BY THE PERCENTAGE CHOSEN. THE FACE AMOUNT DECREASE WILL BE SUBJECT TO THE
                                    FOLLOWING CONDITIONS:

                                    1.       THE DECREASE WILL BECOME EFFECTIVE ON THE MONTHLY ANNIVERSARY ON OR
                                             FOLLOWING OUR RECEIPT OF THE REQUEST.

                                    2.       THE DECREASE WILL REDUCE THE FACE AMOUNT IN THE FOLLOWING ORDER:

                                             A.       THE FACE AMOUNT PROVIDED BY THE MOST RECENT INCREASE;

                                             B.       FACE AMOUNTS PROVIDED BY THE NEXT MOST RECENT INCREASES,
                                                      SUCCESSIVELY; AND

                                             C.       THE FACE AMOUNT WHEN THE POLICY WAS ISSUED.

                                    3.       YOU MAY ALLOCATE THE DECREASE IN CASH VALUE DUE TO THE PRO RATA SURRENDER
                                             PLUS ANY APPLICABLE SURRENDER CHARGE AMONG THE GENERAL ACCOUNT AND THE
                                             DIVISIONS OF SEPARATE ACCOUNT ELEVEN. IF YOU DO NOT SPECIFY THE
                                             ALLOCATION, THEN THE DECREASE IN CASH VALUE PLUS ANY APPLICABLE
                                             SURRENDER CHARGE WILL BE ALLOCATED AMONG THE GENERAL ACCOUNT AND THE
                                             DIVISIONS OF SEPARATE ACCOUNT ELEVEN IN THE SAME PROPORTION THAT THE
                                             CASH VALUE IN THE GENERAL ACCOUNT AND THE CASH VALUE IN EACH DIVISION
                                             BEARS TO THE TOTAL CASH VALUE OF THE POLICY, MINUS THE CASH VALUE IN THE
                                             LOAN ACCOUNT ON THE DATE OF THE PRO RATA SURRENDER.

                                    A PRO RATA SURRENDER CAN NOT BE PROCESSED IF IT WILL REDUCE THE FACE AMOUNT BELOW
                                    THE MINIMUM FACE AMOUNT SHOWN ON THE POLICY SPECIFICATIONS PAGE. NO PRO RATA
                                    SURRENDER WILL BE PROCESSED FOR MORE CASH SURRENDER VALUE THAN IS AVAILABLE ON THE
                                    DATE OF THE PRO RATA SURRENDER. A CASH PAYMENT WILL BE MADE TO YOU FOR THE AMOUNT
                                    OF CASH VALUE REDUCTION LESS ANY APPLICABLE SURRENDER CHARGES.

SURRENDER CHARGE                    A SURRENDER CHARGE WILL APPLY UPON SURRENDER, UPON LAPSE, UPON A PARTIAL WITHDRAWAL
                                    THAT REDUCES THE FACE AMOUNT, OR UPON A DECREASE IN FACE AMOUNT FOR UP TO 10 YEARS
                                    FROM THE POLICY'S ISSUE DATE OR FOR UP TO 10 YEARS FOLLOWING THE EFFECTIVE DATE OF
                                    ANY INCREASE IN FACE AMOUNT.

                                    THE SURRENDER CHARGE FOR THE INITIAL FACE AMOUNT IS THE TARGET ANNUAL PREMIUM (BASE
                                    ONLY), SHOWN ON THE POLICY SPECIFICATIONS PAGE, MULTIPLIED BY THE APPLICABLE SURRENDER
                                    CHARGE PERCENTAGE, PLUS THE SURRENDER CHARGE FOR ANY INCREASE IN FACE AMOUNT. THE
                                    SURRENDER CHARGE FOR ANY INCREASE IN FACE AMOUNT IS THE TARGET ANNUAL PREMIUM (BASE
                                    ONLY) FOR THAT INCREASE, SHOWN ON THE POLICY SPECIFICATIONS PAGE FOR THAT INCREASE,
                                    MULTIPLIED BY THE APPLICABLE SURRENDER CHARGE PERCENTAGE. THE SURRENDER CHARGE
                                    PERCENTAGE WILL NEVER EXCEED THE MAXIMUM SURRENDER CHARGE PERCENTAGE SHOWN ON
                                    THE SURRENDER CHARGE SCHEDULE PAGE, FOR THE INITIAL FACE AMOUNT AND FOR ANY INCREASE.

                                    THE SURRENDER CHARGES FOR THIS POLICY WILL VARY ON A NON-DISCRIMINATORY BASIS, BASED
                                    ON THE AMOUNT OF PREMIUM PAID, BUT WILL NEVER EXCEED THE MAXIMUM SURRENDER CHARGE
                                    PERCENTAGE SHOWN ON THE SURRENDER CHARGE SCHEDULE PAGE.

                                    A SURRENDER CHARGE WILL APPLY TO ANY DECREASE IN FACE AMOUNT. A DECREASE IN FACE
                                    AMOUNT MAY DECREASE SOME OR ALL OF THE INITIAL FACE AMOUNT AND INCREASES IN FACE
                                    AMOUNT AS PROVIDED IN SECTION 5. A PARTIAL WITHDRAWAL MAY CAUSE A DECREASE IN FACE
                                    AMOUNT AS PROVIDED ABOVE AND, THEREFORE, A SURRENDER CHARGE MAY BE TAKEN. IF THE
                                    FACE AMOUNT IS DECREASED BY SOME FRACTION OF ANY PREVIOUS INCREASES IN FACE AMOUNT
                                    AND/OR THE FACE AMOUNT AT ISSUE, THE SURRENDER CHARGE DEDUCTED WILL BE THE PREVIOUSLY
                                    DEFINED SURRENDER CHARGE MULTIPLIED BY THE FRACTION.

                                    THE SURRENDER CHARGE WILL BE ALLOCATED AMONG THE GENERAL ACCOUNT AND THE DIVISIONS
                                    OF SEPARATE ACCOUNT ELEVEN IN THE SAME PROPORTION THAT THE CASH VALUE IN THE
                                    GENERAL ACCOUNT AND THE CASH VALUE IN EACH DIVISION BEARS TO THE TOTAL CASH VALUE
                                    OF THE POLICY MINUS THE CASH VALUE IN THE LOAN ACCOUNT.


106009                              6.08
(6/98)



POSTPONEMENT                        WE WILL USUALLY PAY ANY AMOUNTS PAYABLE ON SURRENDER, PARTIAL WITHDRAWAL, OR POLICY
OF PAYMENTS                         LOAN ALLOCATED TO THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN WITHIN SEVEN DAYS AFTER
OR TRANSFERS                        WRITTEN NOTICE IS RECEIVED. WE WILL USUALLY PAY ANY DEATH BENEFIT PROCEEDS WITHIN
                                    SEVEN DAYS AFTER WE RECEIVE DUE PROOF OF CLAIM. PAYMENT OF ANY AMOUNT PAYABLE, FROM
                                    THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN, ON SURRENDER, PARTIAL WITHDRAWAL, POLICY
                                    LOAN OR DEATH MAY BE POSTPONED WHENEVER:

                                    1.       THE NEW YORK STOCK EXCHANGE IS CLOSED (OTHER THAN CUSTOMARY WEEKEND AND
                                             HOLIDAY CLOSING) OR TRADING ON THE NEW YORK STOCK EXCHANGE IS RESTRICTED
                                             AS DETERMINED BY THE SEC;

                                    2.       THE SEC, BY ORDER, PERMITS POSTPONEMENT FOR THE PROTECTION OF POLICY
                                             OWNERS; OR

                                    3.       AN EMERGENCY EXISTS AS DETERMINED BY THE SEC, AS A RESULT OF WHICH
                                             DISPOSAL OF SECURITIES IS NOT REASONABLY PRACTICABLE OR IT IS NOT
                                             REASONABLY PRACTICABLE TO DETERMINE THE VALUE OF THE NET ASSETS OF
                                             SEPARATE ACCOUNT ELEVEN.

                                    WE MAY DEFER PAYMENT OF THE PORTION OF ANY AMOUNT PAYABLE FROM THE GENERAL ACCOUNT
                                    ON SURRENDER, OR PARTIAL WITHDRAWAL FOR NOT MORE THAN SIX MONTHS. IF WE DEFER
                                    PAYMENT FOR 30 DAYS OR MORE, WE WILL PAY INTEREST AT THE RATE OF 2 1/2% PER YEAR
                                    FOR THE PERIOD OF DEFERMENT.

                                    TRANSFERS MAY ALSO BE POSTPONED UNDER THE CIRCUMSTANCES LISTED ABOVE.

                                    WE MAY DEFER PAYMENT OF THE PORTION OF ANY POLICY LOAN FROM THE GENERAL ACCOUNT FOR
                                    NOT MORE THAN SIX MONTHS. NO PAYMENT FROM THE GENERAL ACCOUNT TO PAY PREMIUMS ON
                                    THIS POLICY WILL BE DEFERRED.

CONTINUATION                        IF ALL PREMIUM PAYMENTS CEASE, THE INSURANCE PROVIDED UNDER THIS POLICY, INCLUDING
OF INSURANCE                        BENEFITS PROVIDED BY ANY RIDER ATTACHED TO THIS POLICY, WILL CONTINUE IN ACCORDANCE
                                    WITH THE PROVISIONS OF THIS POLICY FOR AS LONG AS THE CASH VALUE LESS ANY LOANS,
                                    LOAN INTEREST ACCRUED AND ANY SURRENDER CHARGE IS SUFFICIENT TO COVER THE MONTHLY
                                    DEDUCTIONS.

BASIS OF                            THE MINIMUM CASH VALUES ARE BASED ON 1) THE MINIMUM CASH VALUE MORTALITY TABLE
COMPUTATION                         SHOWN ON THE POLICY SPECIFICATIONS PAGE; AND 2) FOR AMOUNTS ALLOCATED TO THE
                                    GENERAL ACCOUNT, COMPOUND INTEREST AT AN ANNUAL RATE OF NOT LESS THAN THE GENERAL
                                    ACCOUNT CASH VALUE GUARANTEED INTEREST RATE SHOWN ON THE POLICY SPECIFICATIONS
                                    PAGE. THERE IS NO MINIMUM CASH VALUE GUARANTEED INTEREST RATE FOR AMOUNTS ALLOCATED
                                    TO THE DIVISIONS OF SEPARATE ACCOUNT ELEVEN.

                                    NET SINGLE PREMIUMS ARE BASED ON 1) THE 7702 TABLE AS SHOWN ON THE POLICY
                                    SPECIFICATIONS PAGE; AND 2) THE GENERAL ACCOUNT CASH VALUE GUARANTEED INTEREST RATE
                                    AS SHOWN ON THE POLICY SPECIFICATIONS PAGE.

                                    ALL VALUES ARE AT LEAST EQUAL TO THOSE REQUIRED BY ANY APPLICABLE LAW OF THE STATE
                                    THAT GOVERNS YOUR POLICY. WE HAVE FILED A DETAILED STATEMENT OF THE METHOD OF
                                    CALCULATING CASH VALUES AND RESERVES WITH THE INSURANCE SUPERVISORY OFFICIAL OF
                                    THAT STATE.


106009                              6.09
(6/98)



                                    10. PAYMENT OF POLICY BENEFITS

PAYMENT                             A LUMP SUM PAYMENT WILL BE MADE AS PROVIDED ON THE FACE PAGE.

INTEREST ON                         WE WILL PAY INTEREST ON PROCEEDS FROM THE DATE OF THE INSURED'S DEATH TO THE DATE
PROCEEDS                            OF PAYMENT. INTEREST WILL BE AT AN ANNUAL RATE DETERMINED BY US, BUT NEVER LESS
                                    THAN THE GUARANTEED INTEREST RATE, SHOWN ON THE POLICY SPECIFICATIONS PAGE.

EXTENDED                            PROVISIONS FOR SETTLEMENT OF PROCEEDS DIFFERENT FROM A LUMP SUM PAYMENT MAY ONLY BE
PROVISIONS                          MADE UPON WRITTEN AGREEMENT WITH US.


00783                               7.01
(6/98)

               PENSION FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                 PARTICIPATING






                                   General
                                   American
                            LIFE INSURANCE COMPANY
                            13045 TESSON FERRY RD.
                           ST. LOUIS, MISSOURI 63128


100019
(6/98)